SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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LOOKSMART, LTD.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

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NOTICE OF ANNUAL MEETING

LOOKSMART, LTD.

625 Second Street

San Francisco, California 94107

Dear Stockholder:

The annual meeting of stockholders of LookSmart, Ltd. (“LookSmart” or the “Company”) will be held at Meadowood Napa Valley, 900 Meadowood Lane, St. Helena, California 94574, on Monday, June 16, 2008, at 9:00 a.m. local time. The annual meeting is being held for the following purposes:

(1)	To elect two directors, each for a three-year term expiring at the annual meeting of stockholders in 2011;

(2)	To ratify the Company’s Preferred Shares Rights Agreement dated November 15, 2007;

(3)	To ratify the appointment of the accounting firm Moss Adams LLP as the Company’s independent registered public accounting firm for the current fiscal year; and

(4)	To transact any other business that may properly come before the annual meeting and any adjournment or postponement thereof.

These items are fully discussed in the following pages, which are made part of this notice. Only stockholders of record on the books of the Company at the close of business on April 25, 2008, are entitled to vote at the annual meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend, please promptly complete, sign, date and return your proxy card in the enclosed envelope, so that shares may be voted in accordance with your wishes and so that enough shares are represented to allow us to conduct the business of the annual meeting. If you hold shares in “street name”, you may be able to vote over the Internet or by telephone by following the instructions on your proxy card. Mailing your proxy(ies) or voting over the Internet or by telephone does not affect your right to vote in person if you attend the annual meeting. You may still vote in person if you are a stockholder entitled to vote and you attend the meeting, even if you have returned your proxy, provided that you affirmatively indicate your intention to vote your shares in person. Please note, however, that if a brokerage firm or bank holds your shares of record and you wish to vote at the meeting, you must obtain from the record holder a valid legal proxy issued in your name.

A copy of LookSmart’s annual report for the year ended December 31, 2007, is enclosed with this notice. The annual report, proxy statement and enclosed proxy are being given to holders of common stock on or about May 16, 2008.

By Order of the Board of Directors,

Stacey A. Giamalis
Senior Vice President, General Counsel and Secretary

May 12, 2008

Your vote is very important. Even if you plan to attend the meeting,

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.

PROXY STATEMENT

FOR THE

ANNUAL MEETING OF STOCKHOLDERS

LookSmart, Ltd.

625 Second Street

San Francisco, California 94107

INFORMATION ABOUT SOLICITATION AND VOTING

General

The enclosed proxy is solicited by the board of directors of LookSmart for use in voting at the annual meeting of stockholders to be held at 9:00 a.m., local time, on Monday, June 16, 2008, at Meadowood Napa Valley, located at 900 Meadowood Lane, St. Helena, California 94574, and any postponement or adjournment of that meeting. The purpose of the annual meeting is to consider and vote upon the proposals outlined in this proxy statement and the attached notice. The Company’s telephone number is (415) 348-7000.

LookSmart’s common stock is traded on the NASDAQ Global Market.

These proxy solicitation materials are first being mailed on or about May 16, 2008, together with the Company’s annual report, to all holders of common stock entitled to vote at the meeting.

Record Date and Outstanding Shares

Only holders of record of LookSmart common stock at the close of business on the record date, April 25, 2008, are entitled to receive notice of and to vote at the annual meeting. As of the close of business on the record date, there were 16,978,079 shares of common stock outstanding and held of record by approximately 4,861 stockholders. Stockholders are entitled to one vote for each share of common stock they held as of the record date.

Voting and Solicitation

Each stockholder may vote in person at the annual meeting or by proxy. If you are the record holder of your shares of common stock and attend the meeting in person, you may deliver your completed proxy card to us at the meeting. If your shares are held in “street name,” please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or on the Internet.

When proxies are properly dated, executed and returned, the shares they represent will be voted at the annual meeting in accordance with the instructions of the stockholder (proxies cannot be voted for a greater number of persons than the number of nominees named). If no specific instructions are given, the shares will be voted FOR the election of the nominee for director set forth herein, FOR ratification of the Company’s Preferred Shares Rights Agreement, and FOR ratification of the appointment of independent auditors. In addition, if other matters come before the annual meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters. On all matters to be voted on, each share has one vote.

We are making this proxy solicitation by and on behalf of the board of directors. The cost of preparing, assembling, printing and mailing this proxy statement and the proxies solicited hereby will be borne by us. Proxies may be solicited personally or by telephone, electronic mail or facsimile by the Company’s officers, directors and regular employees, none of whom will receive additional compensation for assisting with solicitation.

Quorum; Required Vote

A quorum is required for the transaction of business during the annual meeting. A quorum is present when a majority of stockholder votes are present in person or by proxy. Shares that are voted “FOR”, “AGAINST” or “WITHHELD” on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes cast by the common stock present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter.

The candidates for election as directors at the annual meeting who receive the highest number of affirmative votes present or represented by proxy and entitled to vote at the annual meeting will be elected. The ratification of the Company’s Preferred Shares Rights Agreement, and the ratification of the independent registered public accounting firm for the Company for the current year both require the affirmative vote of a majority of the shares of the Company’s common stock present or represented by proxy and entitled to vote at the annual meeting.

Revocability of Proxies

If you are a stockholder entitled to vote and you have submitted a proxy, you may revoke your proxy at any time before it is voted by delivering a written revocation to the Secretary of the Company, delivering a duly executed proxy bearing a later date or attending and voting in person at the annual meeting. If you hold your shares through a broker or custodian, you will need to contact them to revoke your proxy.

Abstentions; Broker Non-Votes

The Company will count abstentions for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of votes cast with respect to a proposal (other than the election of directors). A “broker non-vote” occurs when a broker or other nominee does not have discretion to vote shares with respect to a particular proposal and has not received instructions from the beneficial owner of the shares. Generally, brokers have discretion to vote shares on what are deemed to be routine matters. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes will not be counted for purposes of determining the number of votes cast with respect to a proposal.

For Proposal One (election of directors), which requires a plurality of the votes cast, abstentions and broker non-votes will have no effect on determining the number of votes cast nor on whether the director is elected. For Proposal Two (the ratification of the Company’s Preferred Shares Rights Agreement) and Proposal Three (the ratification of the appointment of the independent registered public accounting firm), which require the affirmative approval of a majority of the votes present or represented and entitled to vote, broker non-votes will have no effect on the number of votes cast nor on whether the appointment is ratified, but abstentions will have the same effect as a vote against Proposals Two and Three because they will be counted as a vote cast with respect to the proposal but not counted as a vote for ratification.

PROPOSAL ONE — ELECTION OF DIRECTORS

Our board of directors consists of six directors, two of whom are standing for election: Edward F. West and Timothy J. Wright. In addition to the two directors standing for election, we have one incumbent director with a term expiring in 2009 and three incumbent directors with terms expiring in 2010. Our bylaws provide that the board of directors is divided into three classes. There is no difference in the voting rights of the members of each class of directors. Each class of directors serves a term of three years, with the term of one class expiring at the annual meeting of stockholders in each successive year. There are no family relationships among any directors, nominees for director or executive officers of the Company. The names, ages, position with the Company and current terms of office of our directors as of April 25, 2008 are as follows:

Name	Age	Position	Expiration of Term
Anthony Castagna (1)(2)	60	Director	2010
Teresa Dial (2)(3)	58	Director	2010
Mark Sanders (3)(4)	64	Lead Director	2010
Edward F. West	55	Chair of the Board and Chief Executive Officer	2008
Timothy J. Wright (1)(3)	43	Director	2008
Jean-Yves Dexmier (1)(4)	56	Director	2009

(1)	Member of audit committee
(2)	Member of nominating and governance committee
(3)	Member of compensation committee
(4)	Member of strategic development committee

Unless marked otherwise, proxies received will be voted FOR the election of the two nominees—Edward F. West and Timothy J. Wright. All of the nominees are presently directors whose term will expire at the annual meeting. The nominees are willing to be elected and to serve for the three-year term. If a nominee is unable or unwilling to serve as a director at the time of the annual meeting, the proxies may be voted either (i) for a substitute nominee who shall be designated by the proxy holders or by the incumbent board of directors to fill the vacancy or (ii) for no one, leaving a vacancy. Alternatively, the size of the board of directors may be reduced accordingly. The board of directors has no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director. Such persons have been nominated to serve for three-year terms until the annual meeting of stockholders in 2011 or until their successors, if any, are elected or appointed.

Nominees for Election to the Board of Directors

Edward F. West has served as one of our directors since November 2001 and as Chair of the board since June 2005. In August 2007, Mr. West was appointed interim Chief Executive Officer and President of the Company and became the permanent Chief Executive Officer and President in January 2008. Since 2003, Mr. West has served as Managing Director of Sage Partners LLC, an advisory services firm in venture development and strategic leadership. Mr. West served as Chief Executive Officer of Colarity Corporation, a customer knowledge management company, from January 2001 to December 2003. From December 1999 to December 2000, Mr. West served as Chief Executive Officer of RealNames International, the global development subsidiary of RealNames Corporation, an Internet names and navigation platform provider. From May 1998 to December 1999, Mr. West served as Executive Vice President, Business Development, Sales and Marketing, at RealNames Corporation. From January 1996 to April 1998, Mr. West served as Chief Operating Officer of Softbank Interactive Marketing, a provider of marketing services and sales representation to Internet sites seeking interactive advertisers. Mr. West received an A.B. in Architecture/Urban Planning from Princeton University and an M.B.A. from Harvard Business School.

Timothy J. Wright has served as one of our directors since August 2005. Mr. Wright is currently a General Partner at GrandBanks Capital, an early stage venture capital company based in Newton, Massachusetts. Since November 2007, Mr. Wright has represented GrandBanks Capital on the board of directors of XKOTO, Inc., a provider of data virtualization solutions located in Waltham, Massachusetts. Mr. Wright served as Chief Executive of the EMEA and Asia-Pacific operations of Geac Computer Corporation Limited and as its Chief Technology Officer from May 2004 to March 2006. He also served as Geac’s Senior Vice President, Chief Technology Officer and Chief Information Officer from January 2003 to May 2004. Prior to joining Geac, Mr. Wright served for just over three years as Senior Vice President, Chief Technology Officer and Chief Information Officer at Terra Lycos, a provider of Internet access and content to users worldwide. Prior to working at Terra Lycos, Mr. Wright spent seven years at The Learning Company, a provider of consumer educational and home productivity software, until it was acquired by Mattel, Inc. in 1999. Mr. Wright received a B.S. in Computer Science from City University in London.

The board of directors unanimously recommends that you vote FOR the election of all nominees as directors.

Incumbent Directors Whose Terms Continue After the Annual Meeting

The following person is an incumbent director whose term expires at the annual meeting of stockholders in 2009:

Jean-Yves Dexmier has served as one of our directors since April 5, 2007. Dr. Dexmier served as Chief Financial Officer for Openwave Systems, Inc. from August 2007 through January 2008. Prior to that, Dr. Dexmier served as Chief Executive and Chair of the Board of Agentis Software from 2001 to 2005. He served as Chief Executive Officer, President and Chief Financial Officer of Informix Software from 1997 to 2000. Dr. Dexmier also served as the Chief Financial Officer of Octel Corporation from 1995 to 1997. From 1994 to 1995 he served as Chief Financial Officer of Air Liquide Americas and from 1991 to 1994 he served as Chief Financial Officer of Thomson Consumer Electronics U.S. Dr. Dexmier received a B.A. in Fundamental Mathematics from Lycee Pasteur, an M.B.A. from Ecole Polytechnique and a Ph.D. in Electronics from Ecole Nationale Superieure de l’Aeronautique et de l’Espace, all located in France.

The following persons are incumbent directors whose terms expire at the annual meeting of stockholders in 2010:

Anthony Castagna has served as one of our directors since March 1999. Since 1997, Dr. Castagna has served as a non-executive director of Macquarie Technology Ventures Pty Limited, an Australian venture capital fund and wholly owned subsidiary of Macquarie Bank Limited, Australia’s largest investment bank, and as an independent advisor to the Macquarie Technology Investment Banking Division of Macquarie Bank Limited, an investment banking company. He is also a non-executive director of early-stage private technology-based companies in Australia, Asia and the United States. Dr. Castagna served as a non-executive director of BT LookSmart, the joint venture between LookSmart and British Telecommunications, until December 2002. Dr. Castagna holds a Bachelor of Commerce from the University of Newcastle, Australia, and an M.B.A. and Ph.D. in finance from the University of New South Wales, Australia.

Teresa Dial has served as one of our directors since 2003 and was Chair of the board from July 2004 to June 2005. In June 2005 she became Group Executive Director of Lloyds TSB and Chief Executive of Lloyds TSB Retail Bank. From 1973 until her retirement in 2001, Ms. Dial held various management roles at Wells Fargo & Co. including CEO of its subsidiary Wells Fargo Bank. Ms. Dial serves on the Board of Directors of Lloyds TSB and the London Skills and Employment Board. She is a member of the Council of 100 at Northwestern University, the International Women’s Forum and Cambridge University’s Judge Business School Board of Advisors.

Mark Sanders has served as one of our directors since January 2003 and has served as our Lead Director since October 2007. Mr. Sanders served as Chairman of Pinnacle Systems, a supplier of video creation, storage, distribution and streaming solutions, from July 2002 to March 2004. Mr. Sanders also served as a Director of Pinnacle Systems from January 1990 to March 2004 and as its President and Chief Executive Officer from

January 1990 to July 2002. Prior to that time, Mr. Sanders served in a variety of management positions, most recently as Vice President and General Manager of the Recording Systems Division of Ampex, Inc., a manufacturer of video broadcast equipment. Mr. Sanders also serves on the board of directors of Bell Microproducts Inc., a computer storage and semiconductor company. Mr. Sanders holds a B.S. in Electrical Engineering from California Polytechnic University, Pomona and an M.B.A. from Golden Gate University.

Board Committees and Meetings

In 2007, the board of directors held eleven meetings. Each of the directors attended 75% or more of the aggregate of (i) the total number of meetings of the board of directors and (ii) the total number of meetings held by all committees of the board of directors on which he or she served (during the periods that he or she served). The Company has a policy of encouraging board members’ attendance at annual stockholder meetings. In 2007, seven members of the board of directors attended the annual stockholder meeting.

In March 1999, the board of directors established two standing committees: the audit committee and the compensation committee. Prior to that time, the functions of these two standing committees were performed by the board of directors. In June 2002, the board of directors established an additional standing committee: the nominating and governance committee. In October 2007, the board of directors established an additional standing committee: the strategic development committee.

Audit Committee.    The audit committee functions in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), by overseeing the accounting and financial reporting processes of the Company, as well as audits of the Company’s financial statements. The audit committee operates under a written charter adopted by the board of directors and has the authority to select, and is directly responsible for the selection of, the Company’s independent registered public accounting firm. The audit committee approves the nature and scope of services to be performed by the independent registered public accounting firm, reviews the range of fees for such services, confers with the independent registered public accounting firm, reviews the results of the annual audit and the Company’s annual and quarterly financial statements, reviews with the management and independent registered public accounting firm the Company’s accounting and financial controls, and reviews policies and practices regarding compliance with laws and the avoidance of conflicts of interest. Currently, the audit committee consists of directors Castagna, Wright and Dexmier all of whom are “independent” directors as defined in applicable listing standards of the National Association of Securities Dealers and applicable rules and regulations of the Securities and Exchange Commission. Dr. Dexmier was appointed as Chair of the audit committee in April 2007; director West was Chair of the committee from November 2006 to April 2007. Mr. West resigned from the audit committee upon his appointment as interim Chief Executive Officer and President in August 2007. Dr. Dexmier is an “audit committee financial expert” within the meaning of applicable SEC rules. In 2007, the audit committee held fourteen meetings. The charter of the audit committee is available for viewing and download at www.looksmart.com/about-corporate-governance.html

Compensation Committee.    In April 2007, the board of directors approved amendments to the Compensation Committee Charter. In accordance with these amendments, the compensation committee has the authority to review and approve compensation for the Chief Executive Officer and other key employees, including cash, bonus incentives, executive perquisites, employment contracts, retention bonuses, and all other forms of compensation. The compensation committee is also responsible for administering the Company’s equity incentive plans and has the authority to delegate this responsibility to the Chief Executive Officer. Currently, the compensation committee consists of directors Wright, Sanders and Dial, all of whom are “independent” directors as defined in applicable listing standards of the National Association of Securities Dealers and applicable rules and regulations of the Securities and Exchange Commission. Mr. Sanders was appointed as Chair of the compensation committee in July 2004. Ms. Dial was appointed to the compensation committee in November 2006. Mr. Wright was appointed to the compensation committee in October 2005. In 2007, the compensation committee held ten meetings. The charter of the compensation committee is available for viewing and download at www.looksmart.com/about-corporate-governance.html.

Nominating and Governance Committee.    The nominating and governance committee develops and implements policies and processes regarding corporate governance matters, assesses board membership needs and makes recommendations regarding potential director candidates to the board of directors. Currently, the nominating and governance committee is composed of directors Castagna and Dial, both of whom are “independent” directors as defined in applicable listing standards of the National Association of Securities Dealers and applicable rules and regulations of the Securities and Exchange Commission. Mr. Castagna was appointed Chair of the nominating and governance committee in June 2002. In August 2007, director West submitted his resignation from the committee (which resignation was accepted prior to the next committee activity) upon his appointment to interim Chief Executive Officer and President. Director Sanders resigned from the committee in October 2007. In 2007, the nominating and governance committee held three meetings. The nominating and governance committee will consider nominees recommended by stockholders as described further below in “Nomination of Directors.” The charter of the nominating and governance committee is available for viewing and download at www.looksmart.com/about-corporate-governance.html.

Strategic Development Committee.    The strategic development committee reviews and advises the Board of Directors regarding the Company’s overall strategy. Currently, the strategic development committee is composed of directors Dexmier and Sanders, both of whom are “independent” directors as defined in applicable listing standards of the National Association of Securities Dealers and applicable rules and regulations of the Securities and Exchange Commission. Dr. Dexmier was appointed Chair of the strategic development committee in October 2007. From the time of its formalization in October 2007 through the end of 2007, the strategic development committee met approximately four times per month.

Nomination of Directors

The nominating and governance committee has in the past, and may in the future, use third party executive search firms to help identify prospective director nominees. In evaluating the suitability of each candidate, the nominating and governance committee will consider issues of character, judgment, independence, age, expertise, diversity of experience, length of service, other commitments and the like. While there are no specific minimum qualifications for director nominees, the ideal candidate should exhibit (i) independence, (ii) integrity, (iii) qualifications that will increase overall board effectiveness and (iv) meet other requirements as may be required by applicable rules, such as financial literacy or expertise for audit committee members. The nominating and governance committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

LookSmart stockholders may recommend individuals to the nominating and governance committee for consideration as potential director candidates by submitting their names and appropriate background and biographical information to: LookSmart Nominating and Governance Committee, c/o General Counsel, 625 Second Street, San Francisco, CA 94107. The recommendation must include any relevant information, including the candidate’s name, home and business contact information, detailed biographical data and qualifications, and information regarding any relationships between the candidate and the Company within the last three years. LookSmart stockholders also have the right to nominate director candidates without any action on the part of the nominating and governance committee or the board, by following the advance notice provisions of LookSmart’s bylaws as described below under “Advance Notice Procedures for Stockholder Proposals”. The Nominating & Governance Committee did not receive any director nominations any stockholders.

Compensation of Directors

Members of the board of directors receive the following compensation: (i) new non-employee directors are granted an option to purchase 17,000 shares of common stock upon joining the board of directors, which option vests monthly over 36 months, (ii) each year, non-employee directors are granted an option to purchase 9,000 shares of common stock, based upon the continued service of the director during the prior year, which vests immediately, (iii) $2,500 per quarter for members of the audit committee if the member attends at least 80% of the regularly scheduled meetings held by the committee during the quarter, (iv) $1,500 per quarter for members of the compensation committee if the member attends at least 80% of the regularly scheduled meetings held by the committee during the quarter, (v) $500 per quarter for members of the nominating and governance committee if the member attends at least 80% of the regularly scheduled meetings held by the committee during the quarter, (vi) ) $4,000 per quarter for members of the strategic development committee if the member attends at least 80% of the meetings held by the committee during the quarter, (vii) $7,500 per quarter for members of the board of directors if the member attends at least 80% of the regularly scheduled meetings held by the board of directors during the quarter, (viii) $3,750 per quarter for the Chair of the audit committee, (ix) $2,250 per quarter for the Chair of the compensation committee, (x) $1,250 per quarter for the Chair of the nominating and governance committee, (xi) $7,500 per quarter for the Chair of the board and (xii) $3,750 per quarter for the Lead Independent Director. Directors may elect to take part or all of their cash compensation in the form of fully vested non-qualified stock options. If a director makes such an election, the number of stock options granted will be three times the amount of cash compensation divided by the closing price of LookSmart stock on the date of grant. The options have an exercise price equal to the closing price of LookSmart stock on the date of grant. For all unvested options held by directors, vesting accelerates 100% in the event of involuntary termination of the director’s membership on the board of directors within 12 months after a change of control of the Company. For any quarter or year in which a director has not served as a board or committee member for the entire period, the compensation described above (except for the initial grant) is prorated for the period of time served. Directors received no other compensation for their service as directors in 2007, other than reimbursement of reasonable out-of-pocket expenses for attendance at board meetings.

2007 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	Total ($)
Edward West (2)	44,973	17,011	61,984
Anthony Castagna (3)	—	116,076	116,076
Jean-Yves Dexmier (4)	41,250	9,023	50,273
Teresa A. Dial (5)	—	97,107	97,107
Mark Sanders (6)	23,500	74,827	98,327
Timothy Wright (7)	—	129,096	129,096

(1)	These amounts reflect expense recognized by the Company in 2007 for a portion of the current and prior year option awards to each director. Reference is made to Note 11 “Stock-Based Compensation” to the financial statements in our Form 10-K for the period ended December 31, 2007, filed with the SEC on March 17, 2008, which identifies assumptions made in the valuation of option awards in accordance with FAS 123R. Each director, except for Dr. Dexmier, received an annual grant of stock options in the amount of 9,000 shares on August 9, 2007 and such options were outstanding as of December 31, 2007. The aggregate grant date fair value of each such option computed in accordance with FAS 123R was $17,010.90. Dr. Dexmier became a director on April 5, 2007, and therefore, received a pro rated annual grant of stock options in the amount of 2,250 shares on August 9, 2007 and such options were outstanding as of December 31, 2007. The aggregate grant date fair value of Dr. Dexmier’s options computed in accordance with FAS 123R was $4,252.73. All options granted to directors vest immediately and expire after ten years. Accordingly, no estimated forfeiture rate has been applied in valuing the option grants.
(2)	Includes quarterly fees for Mr. West’s membership on the board, service as chair of the board, and his memberships on the audit, compensation, and nominating & governance committees through July 2007. Compensation relating to his employment as Chief Executive Officer and President is included in the Section entitled “Compensation Discussion and Analysis” beginning on Page 16 and in the compensation tables beginning on Page 23.
(3)	Includes quarterly fees for Mr. Castagna’s membership on the board, his membership on the audit committee, and membership on and service as chair of the nominating & governance committee. In addition to his annual grant of stock options, Mr. Castagna elected to receive all of his director compensation for the year 2007 in the form of fully-vested non-qualified stock options. On March 30, June 29, September 28, and December 31, 2007, Mr. Castagna received 9,204, 9,038, 12,456, and 11,050 options, respectively, and all such options were outstanding as of December 31, 2007. The aggregate grant date fair value of these options computed in accordance with FAS 123R was $99,065.12.

(4)	Includes quarterly fees for the second, third, and fourth quarters for Dr. Dexmier’s membership on and service as chair of the audit committee. In addition to his pro rata annual grant of stock options, Dr. Dexmier also received 17,000 options upon joining the board of directors on August 9, 2007, which option vests monthly over 36 months. The aggregate grant date fair value of these options recognized in 2007 and computed in accordance with FAS 123R was $4,770.
(5)	Includes quarterly fees for Ms. Dial’s membership on the board and her memberships on the compensation committee and nominating and governance committee. In addition to her annual grant of stock options, Ms. Dial elected to receive all of her director compensation for the year 2007 in the form of fully-vested non-qualified stock options. On March 30, June 29, September 28, and December 31, 2007, Ms. Dial received 7,441, 7,308, 10,071, and 8,934 options, respectively, and all such options were outstanding as of December 31, 2007. The aggregate grant date fair value of these options computed in accordance with FAS 123R was $80,096.15.
(6)	Includes quarterly fees for Mr. Sanders’ membership on the board, his membership on and service as chair of the compensation committee and his membership on the nominating and governance committee. In addition to his annual grant of stock options, Mr. Sanders elected to receive his director compensation for the third and fourth quarters of 2007 in the form of fully-vested non-qualified stock options. On September 28 and December 31, 2007, Mr. Sanders received 12,456 and 14,577 options, respectively, and all such options were outstanding as of December 31, 2007. The aggregate grant date fair value of these options computed in accordance with FAS 123R was $57,815.89.
(7)	Includes quarterly fees for Mr. Wright’s membership on the board, his membership on the compensation committee, and his membership on the audit committee. In addition to his annual grant of stock options, Mr. Wright elected to receive all of his director compensation for the year 2007 in the form of fully-vested non-qualified stock options. On March 30, June 29, September 28, and December 31, 2007, Mr. Wright received 9,008, 8,846, 12,191, and 10,815, options, respectively, and all such options were outstanding as of December 31, 2007. The aggregate grant date fair value of these options computed in accordance with FAS 123R was $96,958.

Compensation Committee Interlocks and Insider Participation

The compensation committee consists of directors Wright, Sanders and Dial, none of whom is or has been an officer or employee of the Company. Mr. West, Chief Executive Officer and President of the Company, is the chair of the board of directors, but is not a member of the compensation committee and cannot vote on matters decided by the committee. Mr. West participates in compensation committee discussions regarding salaries and incentive compensation for all employees of and consultants to the Company, but Mr. West is excluded from discussions regarding his own salary and incentive compensation.

No interlocking relationship exists between the Company’s board of directors or compensation committee and the board of directors or compensation committee of any other party.

Communications to the Board

The board of directors provides a process for LookSmart stockholders to send communications to the board of directors. Any stockholder who desires to contact the board of directors may do so by writing to: LookSmart Board of Directors, 625 Second Street, San Francisco, CA 94107. Communications received by mail will be forwarded to the chair of the board who will, in his discretion, forward such communications to other directors, members of LookSmart management or such other persons as he deems appropriate.

Code of Conduct

LookSmart has adopted a code of ethics (referred to as the LookSmart Code of Business Conduct and Ethics) applicable to all directors, officers and employees of the Company and has established a hotline available to all employees on a confidential basis. The LookSmart Code of Business Conduct and Ethics is publicly available at www.looksmart.com/about-corporate-governance.html.

Board Independence

Five of the six members of LookSmart’s board of directors are “independent” (Anthony Castagna, Teresa Dial, Mark Sanders, Jean-Yves Dexmier and Timothy J. Wright), as defined in applicable listing standards of the National Association of Securities Dealers.

PROPOSAL TWO — RATIFICATION OF THE COMPANY’S PREFERRED SHARES RIGHTS AGREEMENT

General

The Board of Directors has authorized us to enter into, and we have entered into, a Preferred Shares Rights Agreement dated as of November 15, 2007 (the “Rights Agreement”) with Mellon Investor Services LLC, as Rights Agent. To address corporate governance concerns associated with rights plans, our Board of Directors has directed that our stockholders be given the opportunity to vote on the Rights Agreement at the first annual meeting of stockholders following our entry into the Rights Agreement.

In addition to seeking stockholder ratification as a matter of our governance practices, the Rights Agreement was drafted to include a number of features designed to be “stockholder friendly” in view of recent guidelines issued by proxy advisory firms such as RiskMetrics Group, a division of Institutional Shareholder Services. These features include setting the threshold for triggering exercise of the Rights Agreement at 20% of the outstanding shares of common stock, a fixed term for the Rights Agreement of only three years, and no “dead hand” or “slow hand” feature that limits the ability of a future board to redeem the Rights.

The Board believes that the Rights Agreement is in the best interests of our stockholders and that the Company has appropriately balanced the Board’s use of a rights plan to increase its negotiating leverage to maximize stockholder value and current best practices giving stockholders a voice in such process. In the case of offers that the Board considers to be coercive, abusive or opportunistic the Rights Agreement should provide time for the Board to evaluate such offers, to seek out and secure potentially superior financial alternatives, if available, and ultimately to negotiate the best price for our stockholders if a change of control transaction is to occur. Following is a summary of the material terms of the Rights Agreement. The statements below are only a summary, and we refer you to the full text of the Rights Agreement, which is attached as Exhibit A to this Proxy Statement. Each statement in this summary is qualified in its entirety by this reference.

Under the terms of the Rights Agreement, holders of common stock as of November 20, 2007 received a dividend of one preferred share purchase right (“Right”) for every share of common stock held on November 20, 2007. Each share of common stock issued after the close of business on November 20, 2007 also will be issued one corresponding Right. The Rights will be evidenced by common stock certificates. After the Distribution Date (as defined below) each Right will entitle the holder to purchase from us one one-thousandth of a share of Series A Participating Preferred Stock (“Participating Preferred Stock”) at a purchase price of $12.50 per one thousandth of a preferred share, subject to adjustment, or, after a flip-in date (as described below), to purchase shares of common stock equal in value to twice the exercise price (as adjusted). The rights also would entitle their holders to acquire common stock of an acquiror in the circumstances described below.

The Rights serve as an anti-takeover device and encourage third parties who may be interested in acquiring us to negotiate directly with the board of directors. The Rights will not prevent a takeover of the Company. However, as described below, the Rights may cause substantial dilution to a person or group that acquires 20% or more of the outstanding common stock (such person or group being an “Acquiring Person”) unless the Rights are first redeemed by the board of directors. Nevertheless, the Rights should not interfere with a transaction that is in the best interests of the Company and our stockholders because the Rights may be redeemed prior to the close of business on the date that a person becomes an Acquiring Person. The board’s decision to enter into the Rights Agreement was not made in response to, or in anticipation of, any acquisition proposal, and is not intended to prevent a non-coercive takeover bid from being made for the Company or to secure continuance of management or the directors in office.

Events Causing the Exercisability of the Rights

The Rights will become exercisable after the “Distribution Date” which is the earlier to occur of:

•

the close of business on the tenth day following a public announcement that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding common stock of the Company (subject to certain limitations, an “Acquiring Person”); or

•

the close of business on the tenth day following the commencement of a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding common stock of the Company.

Until a Right is exercised or exchanged, the holder of the Right, by virtue of holding a Right, will have no rights as a stockholder of the Company, including, for example, the right to vote or to receive dividends.

Exchange Provision

At any time after an Acquiring Person has become such and prior to the Acquiring Person beneficially owning 50% or more of the outstanding common stock of the Company, the Board of Directors of the Company may exchange the Rights (other than Rights beneficially owned by the Acquiring Person or its affiliates), in whole or in part, at an exchange ratio of one common share per Right (subject to adjustment).

Effect of “Flip-In”

In the event that an Acquiring Person obtains 20% or more of the Company’s common stock, then each right (other than Rights beneficially owned by an Acquiring Person or its affiliates) will entitle the holder thereof to purchase, for the exercise price, a number of shares of the Company’s common stock having a value of twice the exercise price.

Exercise of Rights for Shares of an Acquiring Company

In the event that, after the date an Acquiring Person is publicly announced to have become such, (a) the Company merges into another entity, (b) an acquiring entity merges into the Company or (c) the Company sells more than 50% of the Company’s assets or earning power, then each Right (other than Rights owned by an Acquiring Person or its affiliates) will entitle the holder thereof to purchase, for the exercise price, a number of shares of common stock of the person engaging in the transaction having a value of twice the exercise price.

Adjustments to Exercise Price

The exercise price for each Right and the number of shares of Participating Preferred Stock (or other securities or property) issuable upon exercise of the Rights are subject to adjustment for stock splits, stock dividends or similar transactions and to prevent dilution.

The Board of Directors May Redeem or Exchange the Rights

Notwithstanding the above the board of directors may, at its option, at any time prior to the time that a person becomes an Acquiring Person, redeem the Rights in whole at a price of $0.01 per Right.

Notwithstanding the above the board of directors may, at its option, at any time after the time that a person becomes an Acquiring Person and prior to the time an Acquiring Person becomes the beneficial owner of more than 50% of the outstanding common stock of the Company, exchange the Rights (other than Rights beneficially owned by an Acquiring Person, which will become void), in whole or in part, at an exchange ratio of one share of common stock per Right, subject to adjustment for stock splits, stock dividends or similar transactions.

Amendments to Terms of the Rights Agreement

Any of the provisions of the Rights Agreement may be amended by the board of directors prior to the Distribution Date. Thereafter, the provisions of the Rights Agreement may be amended by the board of directors in order to cure any ambiguity, correct or supplement any defective or inconsistent provision, shorten or lengthen certain time periods within the Rights Agreement, or to make any changes that do not adversely affect the interests of Rights holders (other than an Acquiring Person).

Term

The Rights will expire at the close of business on November 7, 2010, unless earlier redeemed, exercised or exchanged as described above.

Stockholder Ratification

Stockholders are being asked to vote to ratify the Rights Agreement in an effort to determine the viewpoint of stockholders on the advisability of the Rights Agreement. If the Rights Agreement is not ratified by stockholders as proposed, the board intends to reevaluate the Rights Agreement and determine whether it believes the Rights Agreement in its current form continues to be in the stockholders’ best interests. The board may, among other actions, as a result of such reevaluation and determination, terminate the Rights Agreement, modify the terms of the Rights Agreement or allow the Rights Agreement to remain in place without change.

The board of directors unanimously recommends a vote FOR the proposal to ratify the Rights Agreement.

PROPOSAL THREE — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors has appointed Moss Adams LLP as the independent registered public accounting firm of LookSmart for fiscal year 2008. Stockholder ratification of the selection of Moss Adams LLP as LookSmart’s independent registered public accounting firm is not required by LookSmart’s bylaws, Delaware corporate law or otherwise. The board of directors has elected to seek such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of Moss Adams LLP as LookSmart’s independent registered public accounting firm, the audit committee of the board of directors will consider whether to retain that firm for the year ending December 31, 2008 and will consider the appointment of other independent registered public accounting firms. PricewaterhouseCoopers LLP audited the financial statements of LookSmart and its subsidiaries for the fiscal year ended December 31, 2007. Representatives of Moss Adams LLP and PricewaterhouseCoopers LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

The board of directors unanimously recommends that you vote FOR ratification of the appointment of Moss Adams LLP as the independent registered public accounting firm of LookSmart.

STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

To the Company’s knowledge, the following table sets forth the number of shares of LookSmart common stock beneficially owned as of April 25, 2008, by

•	each beneficial owner of 5% or more of the Company’s outstanding common stock,

•	each of LookSmart’s directors and nominees for director,

•	each of the named executive officers, and

•	all of LookSmart’s directors and executive officers as a group.

Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment powers with respect to the stock issued. Shares beneficially owned include securities issuable upon exercise of warrants or stock options exercisable within 60 days of April 25, 2008. Percentage ownership is based on 16,978,079 shares of common stock outstanding as of April 25, 2008 and is computed in accordance with SEC requirements. Unless otherwise indicated below, the address of the persons listed is c/o LookSmart, Ltd., 625 Second Street, San Francisco, CA 94107.

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)	Percent Beneficially Owned
Five Percent Shareholders
Sidus Investment Partners, L.P., Sidus Investments, Ltd., Sidus Double Alpha Fund, L.P., Sidus Double Alpha Fund, Ltd., Sidus Investment Management LLC, Alfred V. Tobia, Jr., Michael J. Barone (2) 767 Third Avenue, 15th Floor New York, NY 10017	2,256,600	13.29%

S Squared Technology LLC, S Square Capital II Management, LLC, S Squared Technology Partners, L.P. (3) 515 Madison Avenue New York, NY 10022	1,923,140	11.33%

SBR Management L.P. (4) 300 Crescent Court, Suite 1111 Dallas, TX 75201	1,208,385	7.12%

Renaissance Technologies Corp. (5) 800 Third Avenue 33rd floor New York, NY 10022	1,087,100	6.40%

Dimensional Fund Advisors, Inc. (6) 1299 Ocean Avenue Santa Monica, CA 90401	1,041,692	6.14%

Named Executive Officers and Directors
William Bush (7)	12,500	*
Anthony Castagna	198,006	1.15%
Jean-Yves Dexmier	8,861	*
Teresa Dial	266,129	1.55%
Jonathan Ewert	33,541	*
Stacey Giamalis	95,303	*
David B. Hills	552,677	3.15%
Mark Sanders	101,684	*
Michael Schoen	79,686	*
John Simonelli	—	*
Edward F. West	315,182	1.82%
Timothy J. Wright (8)	121,203	*
All directors and executive officers as a group (12 persons) (9)	1,351,800	7.88%

*	Less than 1%.
(1)	Includes shares that may be acquired by the exercise of stock options granted under the Company’s stock option plans within 60 days after April 25, 2008. The number of shares subject to stock options exercisable within 60 days after April 25, 2008, for each of the named executive officers and directors is shown below:

Anthony Castagna	198,006
Jean-Yves Dexmier	8,861
Teresa Dial	197,129
Jonathan Ewert	33,541
Stacey Giamalis	94,541
David B. Hills	547,677
Mark Sanders	101,684
Michael Schoen	77,237
Edward F. West	315,182
Timothy J. Wright	112,203

(2)	This information is based solely on information as of December 31, 2007, as set forth in Schedule 13D amendment No. 1 dated February 11, 2008, filed by Sidus Investment Partners, L.P., Sidus Investments, Ltd., Sidus Double Alpha Fund, L.P., Sidus Double Alpha Fund, Ltd., Sidus Investment Management LLC, Alfred V. Tobia, Jr., and Michael J. Barone with the Securities and Exchange Commission. The reporting persons have shared voting power and shared dispositive power with respect to the shares listed.
(3)	This information is based solely on information as of December 31, 2007, as set forth in a Schedule 13F dated January 17, 2008, filed by S Square Technology, LLC, S Square Capital II Management, LLC, and S Squared Technology Partners, L.P.
(4)	This information is based solely on information as of December 31, 2007, as set forth in a Schedule 13F dated February 14, 2008, filed by SRB Management, L.P.
(5)	This information is based solely on information as of December 31, 2007, as set forth in a Schedule 13F dated February 13, 2008, filed by Renaissance Technologies, L.L.C.
(6)	This information is based solely on information as of December 31, 2007, as set forth in a Schedule 13F dated January 31, 2008, filed by Dimensional Fund Advisors LP.
(7)	Total shares beneficially owned by Mr. Bush are held indirectly by his family trust.
(8)	Of the total shares beneficially owned by Mr. Wright, 4,000 shares are held indirectly by his trust.
(9)	Please see footnote (1). Also includes a total of 130,205 shares issuable upon the exercise of options exercisable within 60 days of April 25, 2008 for R. Brian Gibson, Ari Kaufman, and Bert Knorr. Also includes a total of 2,000 shares owned by Messrs Gibson, Kaufman and Knorr.

EXECUTIVE COMPENSATION

Executive Officers

Our executive officers, and their respective ages as of April 25, 2008, are as follows:

Name	Age	Position
Edward F. West	55	Chief Executive Officer, President and Chair of the Board of Directors
R. Brian Gibson	51	Acting Chief Financial Officer
Jonathan Ewert	44	General Manager, Advertising Networks
Stacey Giamalis	43	Senior Vice President Legal and Human Resources, General Counsel, and Secretary
Ari Kaufman	35	General Manager, Publisher Services
Bert Knorr	59	Vice President, Technology
Michael Schoen	36	Vice President, Product

Edward F. West has served as our Chief Executive Officer and President since January 2008. He served as our interim Chief Executive Officer and President from August 2007 to January 2008. He has been chair of the board since June 2005 and a member of the board since November 2001. Mr. West received an A.B. in Architecture/Urban Planning from Princeton University and an M.B.A. from Harvard Business School.

R. Brian Gibson has been our acting Chief Financial Officer since January 2008. Mr. Gibson joined LookSmart in August 2006 as its Vice President, Finance and Controller, and was promoted to Principal Accounting Officer in July 2007. Prior to joining LookSmart, Mr. Gibson served as Vice President of Finance for Sensage, Inc. a security information management solutions provider. In this capacity, Mr. Gibson was responsible for all finance and accounting functions, information technology, operations, human resources and legal. Prior to Sensage, Mr. Gibson held a senior operational role at Homestore, Inc. (Nasdaq: HOMS), a supplier of on-line media and technology solutions to the home and real estate industries and held senior financial and operational roles at Internet Pictures Corp. (Nasdaq: IPIX), a imaging software and services provider. Mr. Gibson is a licensed Chartered Accountant in Ontario, Canada.

Jonathan Ewert has served as our General Manager, Advertiser Networks since September 2007. Mr. Ewert joined LookSmart in April 2007 as our Vice President, East Coast. Prior to that, Mr. Ewert was the of Chief Executive Officer for ePals since 2003. Prior to ePals, Mr. Ewert was Vice President, Business Development for E-Commerce Solutions LLC, a consumer e-commerce enterprise software and marketing services company. Since 1989 he has held key sales positions with such companies as Infoseek Corporation, Modem Media, an Internet professional services firm, and Landon Associates, Inc. Mr. Ewert earned his B.A. in Political Science from College of the Holy Cross.

Stacey Giamalis has served as our Senior Vice President, General Counsel, and Secretary since July 2005 and also as our Senior Vice President, Human Resources since February 2007. She has eighteen years of experience as a corporate attorney representing companies in technology and other industries. As LookSmart’s General Counsel, Ms. Giamalis is responsible for advising on all legal matters, including corporate/securities, contractual, intellectual property, product, and international matters. She is also responsible for LookSmart’s human resources function. Prior to joining LookSmart, Ms. Giamalis was Vice President, General Counsel and Secretary of QRS Corporation, which offered hosted network services for retail e-commerce. Before QRS, she was the Vice President, General Counsel and Secretary of CrossWorlds Software, an enterprise software company that went public during her tenure. She was previously in private practice. Ms. Giamalis received a B.A. in Psychology from the University of California, Davis and a J.D. from the University of California, Berkeley (Boalt Hall).

Ari Kaufman has served as our General Manager, Publisher Services since September 2007. Mr. Kaufman joined LookSmart as Vice President, Publisher Sales in April 2007. Prior to that, Mr. Kaufman held the position of Vice President of Sales, Online Ad Serving Solutions for TruEffect, Inc. since April 2005. Prior to that, Mr. Kaufman was Vice President of Business Development at Integro eBusiness Consulting from December 2003 through October 2004, where he was instrumental in the development of the company’s Microsoft partnership, collaborating business opportunities, sharing client leads and expanding service skills across the Microsoft platform. From April 2001 through December 2004, Mr. Kaufman was a Management Consultant for Trailblazer Consulting Group. Mr. Kaufman’s career spans 10 years in the online advertising industry. Having launched one of the largest advertisement-supported financial web sites in 1996, Mr. Kaufman oversaw online advertising sales as Executive Vice President for Zacks.com.

Bert Knorr has served as our Vice President, Technology since September 2007. Mr. Knorr is responsible for Engineering, Operations, and Information Technology. Mr. Knorr joined LookSmart as VP, Engineering for Ad Products in June 2005. From December 2004 to June 2005, Mr. Knorr worked as a consultant. From fall of 2003 to December 2004, Mr. Knorr was Vice President of Operations for Lycos.

Michael Schoen has served as our Vice President, Product since April 2004. He was promoted to an executive officer in June 2006. In his role, Mr. Schoen is responsible for product strategy and implementation of LookSmart’s AdCenter Platform, serving both advertisers and publisher licensees. Mr. Schoen joined LookSmart as Director, Technology in October 2000 in connection with the Company’s acquisition of Zeal.com where he was responsible for Zeal’s community-contributed Internet directory. Mr. Schoen earned his A.B in Computer Science from Harvard College and an M.B.A. from the UCLA Anderson School of Management.

COMPENSATION DISCUSSION AND ANALYSIS

Objectives and Design of Compensation Program

The Company’s executive compensation program is intended to attract and retain executives and to incent them to achieve Company objectives and increase long-term enterprise value.

Compensation Mix

The Company’s executive compensation program is intended to provide a mix of fixed compensation and “at-risk”, or variable compensation including increased stock value, that is realized only if certain financial Company objectives are met or if the long-term enterprise value of the Company increases. In determining the mix among the forms of compensation used, our Compensation Committee (“Committee”) weighs various factors including the need to attract, retain and motivate executives; the alignment of variable compensation with our stockholders’ interests; the compensation practices of companies with whom we compete or could compete for talent; and factors related to the individual position.

Process for Setting Compensation

On an annual basis our Committee approves total compensation, total cash compensation and individual elements of compensation for our executive officers and sets general compensation policies, goals and guidelines for our non-executive officers. This process typically occurs in the first two months of the fiscal year, after the Company’s operating plan for the ensuing year has been approved by our board of directors. While the Company does not generally work with an outside compensation consultant, the Committee occasionally consults with Compensia, Inc. and in 2007 did so in conjunction with the hiring of Mr. West as interim Chief Executive Officer in August 2007.

In establishing total compensation for executive officers, our Committee reviews information for each officer including: (i) existing total compensation and each element and level of existing compensation, (ii) market data concerning total compensation and each element and level of compensation from compensation surveys for the applicable position(s), and (iii) market data concerning total compensation and each element and level of compensation of publicly-traded benchmark companies using a service from Equilar, an independent agency, for the applicable position(s). The benchmark companies are selected based on industry, competition for talent and other characteristics. In selecting a benchmark company, consideration is also given to whether the company is of a comparable size to the Company in terms of revenue and other applicable characteristics. Data from the benchmark group may be adjusted to reflect the Company’s size and performance against those of the benchmark companies in terms of revenue growth, revenue, net income growth, net income, stockholder returns, and other characteristics as applicable to the Company’s situation and objectives. For 2007 compensation, the benchmark companies consisted of the following: 24/7 Real Media, ADAM Inc., Aptimus Inc., ART Technology Group Inc., Bankrate Inc., Chordiant Software Inc., EDGAR Online Inc., InfoSpace Inc., Interchange Corporation, Intermix Media Inc., Internet Capital Group Inc., iVillage Inc., The Knot Inc., MIVA Inc., PlanetOut Inc., Quotesmith.com Inc., Travelzoo Inc., Tucows Inc. and Website Pros Inc. For 2008, our Committee added one new benchmark company that shared relevant characteristics with the Company and otherwise met its selection criteria. Also, for 2008 three of the 2007 benchmark companies were absent either because they were no longer publicly reporting their compensation information or because they did not report their compensation information prior to the Committee commencing its review. For 2008 compensation, the benchmark companies consist of the following: 24/7 Real Media, ADAM Inc., Aptimus Inc., ART Technology Group Inc., Bankrate Inc., EDGAR Online Inc., InfoSpace Inc., Local.com, Internet Capital Group Inc., The Knot Inc., MIVA Inc., PlanetOut Inc., Insure.com, Inc., Traffix Inc., Travelzoo Inc., Tucows Inc. and Website Pros Inc.

For total executive compensation our Committee gives heavy consideration to the market median and average (as adjusted where appropriate to reflect the Company’s size and performance) from market data consisting of compensation surveys and benchmark companies information. In determining total cash compensation for executives, our Committee considers whether equity grants for the same period would be at, below or above the median and average of the market data. In determining equity grants for executives, our Committee considers existing and proposed equity grant amounts for such executives and the gain to the holder at various market values. Because individual performance and experience, the Company’s strategy and market position and other factors are taken into account in determining compensation, any given executive may have total compensation at, above, or below the median or average of the relevant market data.

The Company’s Chief Executive Officer, Chief Financial Officer and Senior Vice President, Legal and Human Resources play a role in determining executive compensation. Our executive officers create the annual operating plan, which forms a basis for the cash incentive plan; suggest comparator companies for inclusion in the Company’s executive compensation benchmark group where there are not sufficient benchmark companies from the prior year; and suggest individual executive objectives tied to Company strategic objectives for the portion of our bonus plan that is based on individual executive’s achievement, among other activities. Also, our Chief Executive Officer evaluates the performance of executive officers.

Elements of Compensation

The Company’s executive compensation program consists of four elements: base salary, cash bonuses paid pursuant to our incentive plan, stock option grants and general benefit programs. In addition, we offer change of control and severance compensation benefits to our executive officers. Other forms of compensation (for example, spot bonuses or relocation expense reimbursement) may be used in individual circumstances as appropriate, upon the approval of our Committee. Each element of compensation is reviewed individually, considered collectively with the other elements of the Company’s compensation program, and reviewed in light of the Company’s operating plan for the ensuing period to provide consistency between the objectives of that particular element of compensation, the overall compensation program and the operating plan.

Other than as set forth in this Compensation Discussion and Analysis or previously publicly disclosed, the Company has not modified its 2008 employment or severance arrangements with any of the named executive officers. In addition, these executives continue to serve on an at-will basis.

Base Salary. We pay base salary to attract and retain executives and to compensate our executives on a regular basis for performing their specific job responsibilities. Base salaries represent a fixed portion of compensation and vary by position.

Base salary for an executive position is initially determined by reviewing both salary and total cash compensation data provided by one or more sources of market data such as Radford’s or Croner’s compensation survey for the comparable position. In setting an executive’s compensation for such position in light of the market data, our Committee may take into account factors related to the individual executive, the position, and the Company; as well as the compensation and responsibilities of the position relative to other Company executives’ compensation and their responsibilities. Accordingly, upon Mr. West becoming our interim Chief Executive Officer and President in August 2007, his base salary was set at $300,000 per year; upon Mr. Ewert becoming our Vice President, Ad Sales in April 2007, his base salary was set at $180,000 per year; and upon Mr. Bush becoming our Chief Financial Officer in December 2007, his base salary was set at $250,000 per year.

Increases in salary for executives are based on the same range of salary increases as the Company uses for its non-executive employees as recommended by our Committee. The range is set such that it results in an average company-wide increase as recommended by our Committee, taking into account factors such as the nationwide or regional average merit increase, the competitive landscape for talent and the Company’s need for talent and ability to compete for talent. In determining each individual executive’s salary increase within the range, our Committee primarily considers the individual executive’s performance and the pay level of such executive relative to relevant market data.

On February 12, 2008, as previously publicly disclosed, the Committee recommended and the board approved compensation adjustments for some of the named executive officers. The Committee approved a 10% merit-based salary increase for Mr. Ewert to be effective February 15, 2008. With the increase, Mr. Ewert’s annual base salary is $198,000. The Committee also approved a 4% merit-based salary increase for Ms. Giamalis to be effective February 15, 2008. With the increase, Ms. Giamalis’s annual base salary is $224,640. The Committee also approved a 4% merit-based salary increase for Mr. Schoen to be effective February 15, 2008. With the increase, Mr. Schoen’s annual base salary is $212,888.

Cash Incentive Plan. We award bonuses pursuant to our cash incentive plan to incent executives to achieve financial and strategic Company objectives (which we believe aligns their interests with those of our stockholders) and to attract executives and retain them in our discretion. Bonuses paid pursuant to our cash incentive plan represent variable compensation, and bonus target levels vary by position. Among all compensation paid to executives, cash bonuses paid pursuant to our incentive plan represent the most direct link between compensation levels and annual corporate performance. Our cash incentive plans for our executives are the same programs we use to compensate our eligible non-executive employees. The cash incentive plan for executives, except sales executives, for fiscal year 2007 was entitled the 2007 Executive Team Incentive Plan, or ETIP. In 2007, cash incentives for our sales executives were made pursuant to our 2007 Sales & Service Incentive Plan (the “2007 Sales Plan”). Under the 2007 ETIP, non-sales executive officers were eligible for and paid annual cash incentives. Under the 2007 Sales Plan, sales executives were eligible for and paid a quarterly cash incentive.

The target bonus level for an individual executive position is initially determined by reviewing both bonus and total cash compensation data provided by one or more sources of market data such as Radford’s or Croner’s compensation survey for the comparable position. In setting an individual executive’s target bonus level in light of the market data, our Committee may take into account factors related to the individual executive; the individual executive’s position; the Company; and the bonus level and the responsibilities of the position relative to other Company executives’ bonus levels and their responsibilities. Typically, the Company’s bonus payments are based upon actual achievement of underlying performance objectives. However, in 2007, the Committee approved partially guaranteed bonuses for the newly hired named executives who began employment midway through a performance measurement period. Accordingly, upon Mr. West becoming our interim Chief Executive Officer and President in August 2007, his target bonus was set at 50% of his base salary, or $150,000 per year on an annualized basis, with the portion attributable to the remainder of the third quarter guaranteed at 100% attainment; upon Mr. Ewert becoming our Vice President, Ad Sales in April 2007, his target bonus was set at 70% of his base salary, or $125,000 per year on an annualized basis, with the portion attributable to the first six months of his employment guaranteed at 100% attainment; and upon Mr. Bush becoming our Chief Financial Officer in December 2007, his target bonus was set at 50% of his base salary, or $125,000 per year on an annualized basis. Ms. Giamalis’s and Mr. Schoen’s target bonuses remain at 40% and 25% of her and his base salary, respectively.

Our Committee does not regularly adjust target bonus levels as part of its annual review. However on occasion, as part of its annual review of total cash compensation for executives, the Company may adjust the target bonus level for selected individual executives due to promotions, changes in total cash compensation of other companies (as evidenced by market data and with heavy consideration given to the market median or average), as a partial implementation of a cash compensation increase, or other factors.

For the Company’s cash incentive plans, our Committee approves corporate financial objectives (and with respect to 2007, individual performance objectives) based on our operating plan for the ensuing period, the weighting towards the total bonus of each objective, and payout percentages upon certain levels of achievement of each objective. In making these determinations, our Committee considers the expected return to Company stockholders for certain levels of achievement of these objectives, the incentive to the executives to attain minimum and higher levels of achievement of the objectives, and other factors.

For 2007, the performance objectives for the cash incentive plans were based on: (i) corporate financial performance, including increasing revenue, improving operating loss, managing operational budgets within specified targets, and entering into strategic deals; (ii) commercial performance, including increasing product sales and marketing with respect to specific product offerings; (iii) research and development performance, including launching new and upgraded products in a timely manner and making recommendations related to infrastructure and underperforming products; (iv) operations performance, including improved data reporting, developing strategic plans and improving technical capabilities; (v) legal, regulatory and compliance performance, including improving certain processes and achieving certain regulatory objectives; and (v) human resources performance, including attracting and retaining personnel for certain teams and transitioning certain responsibilities. For all named executive officers except Mr. West and Mr. Ewert, two corporate financial performance objectives — revenue and operating loss — together accounted for 70% of the total payout under the 2007 ETIP, and individual objectives accounted for 30% of the total payout under the 2007 ETIP. For Mr. West, two corporate financial performance objectives — revenue and adjusted net income — together accounted for 100% of his total payout under the 2007 ETIP. For Mr. Ewert, one corporate financial objective — revenue — accounted for 100% of his total payout under the 2007 Sales Plan. At the beginning of 2007 the Committee approved the attainment levels and associated payouts under the 2007 ETIP’s corporate financial performance objectives based on our annual operating plan for 2007.

The 2007 ETIP contained minimum threshold amounts for the corporate financial objectives. Provided that each of the minimum threshold amounts for the corporate financial objectives were achieved, for 2007 each of Messrs. Simonelli, Bush and Schoen and Ms. Giamalis had the potential to earn 60%-150% of his or her target bonus (as prorated where applicable to reflect a partial year of service); and each of Messrs. West and Hills had the potential to earn 60%-200% of his target bonus (as prorated to reflect a partial year of service). For 2007, the minimum threshold amounts for the corporate financial objectives were achieved, but less than 100% of the target bonus levels were achieved. The 2007 Sales Plan as applied to Mr. Ewert contained minimum threshold amounts for the corporate revenue objective. Provided that the minimum threshold amount for corporate revenue was achieved, for 2007 Mr. Ewert had the potential to earn 25%-125% of his target bonus (as prorated to reflect a partial year of service). For 2007, for Mr. Ewert, the minimum threshold amount for the corporate revenue objective was achieved, but less than 100% of the target bonus level was achieved.

The Committee sets corporate financial performance objectives based on proposed goals for the Company, achievement of which is difficult to predict with certainty because the Company’s business evolves during the performance period. For 2007, each 2007 ETIP participant except Mr. West achieved approximately 82% of the 70% portion of the annual bonus that related to corporate financial performance objectives. With respect to individual performance objectives that determine 30% of the 2007 bonus amount for Mr. Schoen and Ms. Giamalis, attainment of this portion for each of these named executive officers was 100%. With respect to Mr. West, he achieved over 115% (past which achievement his bonus was capped) of the two corporate financial performance objectives for his 2007 cash incentive. With respect to Mr. Ewert, under the 2007 Sales Plan he achieved approximately 121% of the corporate revenue financial performance objective. Accordingly, in March 2008 Mr. West was paid $100,000 in cash (as prorated to reflect a partial year of service) under the 2007 ETIP (two months, or $25,000, of which was guaranteed as described above); Mr. Schoen was paid $40,745 in cash under the 2007 ETIP; and Ms. Giamalis was paid $68,488 in cash under the 2007 ETIP. With respect to Mr. Ewert, in July and October 2007 and February 2008 he was paid an aggregate of $100,562 in quarterly cash incentives under the 2007 Sales Plan (six months, or $62,500 of which was guaranteed as described above). Mr. Hills and Mr. Bush, both of whom separated from the Company prior to payment of the 2007 ETIP, did not receive a cash incentive under the 2007 ETIP. Pursuant to the terms of an amendment to his offer letter entered into in August 2007, when Mr. Simonelli separated from the Company in November 2007 he received a cash incentive under the 2007 ETIP of $107,629 (as prorated to reflect a partial year of service).

On February 12, 2008, the Committee approved terms for the Company’s 2008 Executive Team Incentive Plan, or 2008 ETIP for the Company’s executive officers including its General Managers. In order to align cash bonuses more closely to the expected return to stockholders and to increase motivation to accomplish company goals, in the 2008 ETIP the Committee removed individual performance objectives so that 100% of the target bonus will be based on Company or line of business performance criteria, changed the operating loss measure of corporate financial performance to net income, and changed the pay out structure to pay a portion of each named executive officer’s cash incentive quarterly based on quarterly financial objectives (with a portion remaining payable based on annual financial objectives). For its General Managers, the Committee changed the financial objectives to line of business revenue, line of business contribution margin, and revenue of other lines of business. Due to the change in the Company’s corporate cash incentive plan to pay a portion of each individual’s cash incentive quarterly based on quarterly financial objectives, at the beginning of the first and second quarters of 2008 the Committee approved attainment levels under the 2008 ETIP for the portion of the cash incentive attributable to such quarters.

Our ETIPs are not structured to qualify as “performance-based compensation” under Internal Revenue Code section 162(m). See further discussion of deduction issues arising under Code Section 162(m) below in “Compliance with Internal Revenue Code Section 162(m).”

Stock Options. We grant nonqualified stock options to executives to incent them to increase enterprise value in the long term (which we believe aligns their interests with those of our stockholders) and to attract and retain executives. Stock option grants represent variable compensation, and grant levels vary by position. Among all compensation paid to executives, stock option grants represent the most direct link between compensation levels and long-term corporate performance. We also grant nonqualified stock options to our eligible non-executive employees.

New hire option grant levels for executives are determined by reference to market data and previous new hire option grants by the Company for relevant positions, among other factors. Accordingly, Mr. West received a new hire option grant of 450,000 shares in February 2008; Mr. Ewert received a new hire option grant of 40,000 shares in August 2007; and Mr. Bush received a new hire option grant of 200,000 shares in January 2008. As a general matter, and for all named executive officers except Mr. West, new hire grants for executives vest beginning on their hire date and 25% of each option becomes exercisable on the first anniversary of the vesting commencement date, with  1/48th of the option shares becoming exercisable each month thereafter. With respect to Mr. West, in order to attract and retain Mr. West and to emphasize equity incentives and de-emphasize base salary and cash incentives, his new hire grant vests beginning on his hire date with  1/24th of each option becoming exercisable each month after his hire date. New hire grants for executives are granted by our Committee.

In January 2008, the Company discovered an administrative error pertaining to the grant of Mr. West’s new hire grant. Pursuant to the Committee’s option grant practices in effect at the relevant time, Mr. West’s option grant would normally have been made some time in November 2007. However, no such grant was submitted to the Committee for approval in November 2007. In light of this error, which resulted in Mr. West’s February 2008 option grant having a higher exercise price than if it had been granted in November 2007, in March 2008 the Committee approved an additional nonqualified stock option grant of 150,000 shares to Mr. West that vests monthly until August 2009 beginning on his hire date.

Mr. West’s new hire stock option grant of 450,000 shares and the above stock option grant of 150,000 shares were not approved by our Compensation Committee until 2008 and therefore he had no vested or unvested options relating to any grants received in his capacity as Chief Executive Officer and President at the end of 2007.

As part of its annual review of executive compensation, our Committee recommends and grants “refresher” grants to executives in conjunction with annual refresher grants to all eligible employees. Annual refresher grants typically vest beginning on the date of grant or the date the Committee approves the Company refresher grant pool amount and 1/48 of each option becomes exercisable each month after the vesting commencement date. In determining the amount of each individual executive’s refresher grant, the Committee reviews annual equity grant and total potential ownership information of benchmark companies, with heavy consideration given to the median and average grant amounts for the relevant position at the benchmark companies. In determining the amount of each executive’s refresher grant in light of the market data, the Committee may take into account factors related to the individual executive, including his or her current level of actual and potential ownership, his or her current level of equity incentive, and his or her responsibilities and changes to those responsibilities; factors related to the Company, including the shares available for grant under the relevant plan and the expenses and dilution associated with the equity grant; the equity position and responsibilities of the executive compared to the equity position and responsibilities of other executive officers; and the total cash compensation paid to the executive, including whether that total cash compensation is at, below or above the median or average of the market data.

In November 2007, in light of the executive changes occurring at the Company and the need to motivate and retain the services of its employees, including its named executive officers, the Committee approved a “refresher” grant program in lieu of grants that would typically be made in early 2008. Pursuant to this program, as previously publicly disclosed, the following named executive officers received nonqualified option grants with an exercise price of $3.20 per share that vest monthly over two years from the date of grant, in the following amounts: Jonathan Ewert, 150,000 option shares; Michael Schoen, 125,000 option shares; and Stacey Giamalis, 125,000 option shares.

The vesting of all of the named executive officers’ option grants are subject to the change of control provisions of the executive’s employment arrangement.

Equity Grant Practices. In 2007 and the last several years, we have not granted restricted stock units, share appreciation rights or any equity vehicles other than stock options. However, our 2007 Equity Incentive Plan permits the grant of restricted stock units, stock appreciation rights and other equity vehicles, so we may grant equity awards other than stock options in the future. For all stock options that we grant, the exercise price for these grants is equal to the closing fair market value of our common stock on the date of grant. Our board of directors has delegated to the Company’s chief executive officer (or, in his or her absence, our Committee chair) the authority to grant new hire and promotional stock option grants to non-executives on a weekly basis as needed. Our chief executive office (or, in his absence, our Committee chair) typically makes these new hire and promotional grants to non-executives on the first business day of each week as needed. From July 2005 to November 2007 our Committee and board of directors had a practice that, with respect to any stock option grants by the Committee or the board that would otherwise be granted sometime on or after the first day of the last month of a quarter, the Committee and the board would make those grants after the second day following the public disclosure of the Company’s financial results for that quarter (but not later than 45 days after the end of that quarter), unless the Committee or the board deems it necessary, appropriate or advisable to do otherwise. In November 2007, the Committee amended its equity grant practices with respect to new hire grants to approve them as close to the first business day of each month as possible.

This practice does not extend to the new hire and promotional grants that the board has previously authorized the Company’s chief executive officer (or, in his or her absence, our Committee chair) to make to non-executives.

Benefit Programs. We offer health, welfare, life insurance, stock purchase, relocation and 401(k) programs to all eligible employees to attract and retain them and to provide them with a level of health and financial security. Our benefit programs to all employees, including executives, include the following components: medical, dental, vision, short-term and long-term disability, employee assistance program, flexible spending accounts, life and accidental death and dismemberment insurance, the 1999 Employee Stock Purchase Plan (“1999 ESPP”), which is a tax-qualified plan under Internal Revenue Code section 423, paid time off, sick time, pre-tax commuter, parking and other similar benefits and discounted legal and other similar services. These benefits are provided through an outsourced human resources service provider to limit our program costs and provide quality programs. Our 1999 ESPP provides for a 15% discount to the lower of the market price at the end of the purchase period or the market price at the beginning of the offering period. With respect to our 401(k)

plan, we match employee contributions up to a maximum of $3,000, and such contributions vest 50% after the first year of employment and vest 100% after the second year of employment. We periodically review the performance of our plan administrator, plan provider and other 401(k)-related vendors with an objective of keeping costs down while maintaining a quality plan.

We may also offer relocation benefits, which may include income tax “gross-ups” on those benefits to the extent taxable, to all employees. The benefit level and availability of tax “gross up” varies by position.

There are no benefits available to executives that are not available to other eligible employees, except that we do maintain severance and change of control benefits with our executive officers, as described below in the section entitled “Post-Termination Compensation and Benefits.” We offer these benefits to attract and retain executives. In November 2007, in light of the executive changes occurring at the Company and the need to motivate and retain the services of its executive officers, including its named executive officers, the Committee approved changes to its severance and change of control benefits to offer them to all executive officers (not just Senior Vice Presidents as was the case prior to November 2007) and to approve standard benefit levels according to position, as described below in the section entitled “Post-Termination Compensation and Benefits.”

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Code provides that a company may not deduct compensation paid to certain executive officers in excess of $1,000,000 per officer in any one year, except for “performance-based” compensation. Total cash and non-cash compensation paid to or recognized by the Company’s named executive officers in 2007 did not exceed the $1,000,000 limit per officer. The total cash compensation to be paid to executive officers in 2008 will not exceed this limit. We believe that income recognized by executive officers with respect to options granted in 2007 will be fully deductible under Section 162(m). In addition, we expect that any options granted under the LookSmart 2007 Equity Incentive Plan in 2008 will be fully deductible under Section 162(m). While the Company may from time to time grant equity awards that are not fully deductible under Section 162(m), we continue to consider the deductibility of all components of compensation and we have designed the LookSmart 2007 Equity Incentive Plan to permit us to grant cash and equity awards that will qualify as “performance-based compensation.” The Committee intends to continue monitoring this issue and to review compensation practices in a manner that maximizes, to the extent practicable in light of other relevant business factors, the deductibility of our executives’ compensation.

Nonqualified Deferred Compensation

On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to nonqualified deferred compensation arrangements. Final regulations under Section 409A were released in April 2007. While the Company believes that it does not maintain any arrangements that might be deemed to be deferred compensation arrangements under Section 409A and available guidance thereunder, during the remainder of 2008 it intends to continue monitoring its arrangements in light of the final regulations and available guidance.

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, the Company began accounting for stock-based payments including its outstanding stock options and 1999 ESPP in accordance with the requirements of FASB Statement 123(R).

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with management. Based on such review and discussion, the committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

This report is submitted by the Compensation Committee.

/s/    Mark Sanders

/s/    Teresa Dial

/s/    Timothy Wright

Summary Compensation Table

The following table provides certain summary information concerning the compensation earned for all services rendered in all capacities to the Company and its subsidiaries for the 2007 fiscal year, by the Company’s Chief Executive Officer, former Chief Executive Officer, two former Chief Financial Officers, and the three other most highly compensated executive officers of the Company in fiscal year 2007 whose salary and bonus for the 2007 fiscal year exceeded $100,000.

The persons listed in the table below are referred to throughout this proxy statement as the “named executive officers.”

2007 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Edward F. West (6) Chief Executive Officer and President	2007	123,721	—	—	100,000	257	223,978

Stacey Giamalis (7) SVP, General Counsel	2007 2006	213,354 200,000	—	85,170 89,440	68,488 32,856	3,384 3,082	370,396 325,378

Jonathan Ewert (8) General Manager, Advertiser Networks	2007	128,077	74,500	16,920	38,062	3,248	260,807

Michael Schoen (9) VP, Technology	2007 2006	203,394 194,700	—	80,607 57,954	40,745 25,325	3,378 3,417	328,124 281,396

David B. Hills (10) Former Chief Executive Officer	2007 2006	260,010 350,000	— 18,449	530,259 724,554	— 52,406	514,046 46,660	1,304,315 1,192,069

John Simonelli (11) Former Chief Financial Officer	2007 2006	293,677 270,000	135,000 45,000	104,539 150,298	107,629 23,190	3,481 3,583	644,326 492,071

William Bush Former Chief Financial Officer (12)	2007	—	—	—	—	—	—

(1)	Includes amounts earned but deferred at the election of the executive officer under the Company’s 401(k) Plan established under Section 401(k) of the Internal Revenue Code.
(2)	Includes non-equity guaranteed or discretionary bonuses, hiring bonuses and relocation bonuses. Annual cash incentive payments are reported under “Non-Equity Incentive Plan Compensation.”
(3)	Reference is made to Note 11 “Share-Based Compensation” to the financial statements in our Annual Report on Form 10-K for the period ended December 31, 2007, which identifies assumptions made in the valuation of option awards in accordance with FAS 123R. The Company’s stock-based compensation expense recognized under FAS 123R reflects an estimated forfeiture rate relating to service based vesting conditions of 19.7% in 2007. The values recognized in the “Option Awards” column above do not reflect such estimated forfeitures.

(4)	Consists of amounts earned in 2007, which for all named executive officers except Mr. Ewert and Mr. Simonelli were paid in 2008. For a description of the non-equity incentive plans see the Compensation Discussion and Analysis, above. One of our executives, Jonathan Ewert, earned incentive bonuses under our 2007 Sales Plan.
(5)	Amounts include employer contributions credited under the Company’s 401(k) Plan which is open to all Company employees. Under the 401(k) Plan, the Company makes matching contributions based on each participant’s voluntary salary deferrals, subject to plan and Internal Revenue Code limits. The maximum employer matching contribution in any given year is $3,000. Under the 401(k) Plan, matching contributions are 50% vested after the first year of employment and 100% vested after the second year of employment. Amounts also include the value of life insurance premiums paid by the Company on behalf of the employee, the value of any tax reimbursement, and post termination payments such as severance payments.
(6)	Mr. West was entitled to a cash bonus of $100,000 pursuant to the Company’s 2007 Executive Team Incentive Plan (ETIP). Mr. West was to receive 450,000 options upon becoming interim Chief Executive Officer and President in August 2007. The options were not granted until February 4, 2008 and therefore he had no vested or unvested options relating to any grants received in his capacity as Chief Executive Officer and President at the end of 2007.
(7)	Ms. Giamalis earned a cash bonus in the amount of $68,488 pursuant to the 2007 ETIP. She also received 170,000 options whose value for 2007 financial statement reporting purposes was $30,762.50.
(8)	Mr. Ewert received a guaranteed bonus of $31,250 for each of the second and third quarters of 2007. He also received a spot bonus in the amount of $12,000. Mr. Ewert earned an incentive bonus in the amount of $38,061.50 for the fourth quarter of 2007 pursuant to the Company’s 2007 Sales Plan. He also received 190,000 options whose value for 2007 financial statement reporting purposes was $16,919.69.
(9)	Mr. Schoen was entitled to a cash bonus of $40,744.80 pursuant to the Company’s 2007 ETIP. He also received 147,000 options valued at $18,941.89 for financial statement reporting purposes.
(10)	Mr. Hills worked for the Company from October 2004 through August 2007. The amount shown under “All Other Compensation” for 2007 reflects $503,830 in severance payments that Mr. Hills received, legal fees and outplacement services related to his separation and insurance premiums paid on behalf of Mr. Hills. The amount shown under “All Other Compensation” for 2006 includes a payment to Mr. Hills of $45,904 as a tax gross up for relocation benefits received in the tax year 2005.
(11)	Mr. Simonelli worked for the Company from December 2005 through November 2007. Mr. Simonelli received a $25,000 spot bonus in connection with the Company’s sale of its Net Nanny asset in January 2007. He also received a retention bonus in the amount of $35,000 in November, 2007 and another spot bonus in the amount of $75,000 in connection with the Company’s sale of the FindArticles asset. Mr. Simonelli also earned a cash incentive payment of $107,628.84 under the Company’s 2007 ETIP pursuant to an amendment to his offer letter entered into in August 2007. Mr. Simonelli received his cash incentive award in 2007 on his departure date pursuant to a separate agreement with the Company. Mr. Simonelli also received 90,000 options whose value for 2007 financial statement reporting purposes was $37,610.
(12)	Mr. Bush worked for the Company from December 2007 through January 2008. He was not paid any compensation in 2007. In 2007 he earned $6,731 salary which was paid in 2008. Mr. Bush received a new hire option grant in January 2008.

2007 GRANTS OF PLAN-BASED AWARDS TABLE

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ / Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
		Threshold ($)	Target ($)	Maximum ($)
Edward F. West (2)		37,500	62,500	125,000
Stacey Giamalis (3)		51,366	85,611	128,417			—
	3/1/07				45,000	4.32	110,556
	11/20/07				125,000	3.20	272,075
Jonathan Ewert (4)		23,437	93,750	—
	8/9/07				40,000	2.62	71,756
	11/20/07				150,000	3.20	326,490
Michael Schoen (5)		30,559	50,932	76,398
	3/1/2007				22,000	4.32	54,050
	11/20/07				125,000	3.20	272,075
David B. Hills (6)		110,250	183,750	367,500
	3/1/07				120,000	4.32	294,816
John Simonelli (7)		94,446	157,410	236,115
	3/1/07				90,000	4.32	221,112
William Bush (8)		—	—	—	—	—	—

(1)	No estimated forfeiture rate has been applied in valuing these option grants.
(2)	Mr. West was eligible to receive a target cash bonus of $62,500 and a maximum cash bonus of $125,000 pursuant to the 2007 ETIP. Mr. West received a cash payment of $100,000 under the 2007 ETIP.

(3)	Ms. Giamalis was eligible to receive a target cash bonus of $85,611 and a maximum cash bonus of $128,417 pursuant to the 2007 ETIP. Ms. Giamalis received a cash payment of $68,488 under the 2007 ETIP.
(4)	Mr. Ewert was eligible to receive a target fourth quarter incentive bonus in the amount of $31,250 pursuant to the Company’s 2007 Sales and Service Incentive Plan. There is no maximum amount achievable under that plan. Mr. Ewert received $38,061.50 for the fourth quarter under the 2007 Sales and Service Incentive Plan.
(5)	Mr. Schoen was eligible to receive a target cash bonus of $50,932 and a maximum cash bonus of $76,398 pursuant to the 2007 ETIP. Mr. Schoen received a cash payment of $40,744.80 under the 2007 ETIP.
(6)	Mr. Hills was entitled to receive a target cash bonus of $183,750 and a maximum of $367,500 pursuant to the Company’s 2007 ETIP. Mr. Hills’s employment with the Company was terminated in August 2007, and he did not receive a bonus under the 2007ETIP.
(7)	Mr. Simonelli was eligible to receive a cash bonus of $157,410 and a maximum of $236,115 under the 2007 ETIP. Mr. Simonelli’s employment with the Company terminated in November 2007 and, pursuant to an August 2007 amendment to his offer letter, he received a cash payment of $107,628.84 under the 2007 ETIP.
(8)	Mr. Bush’s employment with the Company terminated in January 2008 and he did not receive a bonus under the 2007 ETIP.

2007 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards
			Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date
Name	Option Grant Date		Exercisable	Unexercisable
Edward F. West (10)	—		—	—	—	—

Stacey Giamalis	08/05/2005	(1)	24,166	15,834	3.1000	08/05/2015
	03/06/2006	(2)	17,500	22,500	4.6100	03/06/2016
	03/06/2006	(3)	10,584		4.6100	03/06/2016
	03/01/2007	(2)	9,375	35,625	4.3200	03/01/2017
	11/20/2007	(8)	2,604	122,396	3.2000	11/20/2017

Jonathan Ewert	08/09/2007	(7)		40,000	2.6200	08/09/2017
	11/20/2007	(8)	3,125	146,875	3.2000	11/20/2017

Michael Schoen	09/20/1999	(4)	1,704	—	3.0150	09/20/2009
	07/01/2000	(5)	250	—	3.0150	07/01/2010
	07/01/2000	(5)	1,336	—	3.0150	07/01/2010
	10/23/2001	(6)	4,480	—	3.2000	10/23/2011
	10/21/2002	(6)	2,780	—	6.5000	10/21/2012
	04/28/2004	(2)	18,333	1667	11.8000	04/28/2014
	08/05/2005	(2)	4,833	3167	3.1000	08/05/2015
	03/06/2006	(2)	12,250	15750	4.6100	03/06/2016
	03/01/2007	(2)	4,583	17,417	4.3200	03/01/2017
	11/20/2007	(8)	2,604	122,396	3.2000	11/20/2017

David B. Hills	10/27/2004	(1)	277,083	72,917	8.6500	10/27/2014
	10/27/2004	(1)	39,583	10,417	14.0000	10/27/2014
	08/05/2005	(2)	60,416	39,584	3.1000	08/05/2015
	03/06/2006	(2)	43,750	56,250	4.6100	03/06/2016
	03/06/2006	(3)	22,679	0	4.6100	03/06/2016
	03/01/2007	(2)	25,000	95,000	4.3200	03/01/2017

John Simonelli (9)	11/18/2005	(1)	60,000		4.4440	11/18/2015
	03/06/2006	(3)	20,411		4.6100	03/06/2016
	03/01/2007	(2)	15,000	75,000	4.3200	03/01/2017

William F. Bush	—		—	—	—	—

(1)	The options were granted pursuant to LookSmart’s Amended and Restated 1998 Stock Plan. The options vest over four years, with the first twenty-five percent vesting one year from the grant date, and the remainder vesting on a monthly basis in equal increments during the 36-month period following the initial vesting date, assuming no change in employment with the Company.
(2)	The options were granted pursuant to LookSmart’s Amended and Restated 1998 Stock Plan and vest monthly in equal installments during the first forty-eight months from the grant date, assuming no change in employment with the Company.
(3)	In 2006, executive officers could elect to receive all or part of their cash performance bonus in the form of non-qualified stock options. The performance options were granted pursuant to LookSmart’s Amended and Restated 1998 Stock Plan and vested only if certain Company performance goals were attained. In 2006, the performance goals were attained and Mr. Hills, Mr. Simonelli, and Ms. Giamalis received 22,679, 20,411, and 10,584 options, respectively, that became fully vested upon the filing of the Company’s Annual Report on Form 10-K for the period ended December 31, 2006 in March 2007.
(4)	The options were granted pursuant to the Zeal Media, Inc. 1999 Stock Plan (the “Zeal Plan”) which the Company assumed when it purchased Zeal Media, Inc. in 2000. The options vest over four years, with the first twenty-five percent vesting one year from the grant date, and the remainder vesting on a monthly basis in equal increments during the 36-month period following the initial vesting date, assuming no change in employment with the Company.
(5)	The options were granted pursuant to the Zeal Plan which the Company assumed when it purchased Zeal Media, Inc. in 2000. The options vest monthly in equal installments during the first forty-eight months from the grant date, assuming no change in employment with the Company.
(6)	The options were granted pursuant to LookSmart’s Amended and Restated 1998 Stock Plan and vest monthly in equal installments during the 36 month period from the grant date, assuming no change in employment with the Company.
(7)	The options were granted pursuant to LookSmart’s 2007 Equity Incentive Plan. The options vest over four years, with the first twenty-five percent vesting one year from the grant date, and the remainder vesting on a monthly basis in equal increments during the 36-month period following the initial vesting date, assuming no change in employment with the Company.
(8)	The options were granted pursuant to LookSmart’s 2007 Equity Incentive Plan and vest monthly in equal installments during the 36 month period from the grant date, assuming no change in employment with the Company.
(9)	Mr. Simonelli’s employment with the Company terminated on November 15, 2007 and his options terminated February 15, 2008.
(10)	Mr. West was to receive 450,000 options upon becoming interim Chief Executive Officer and President in August 2007. The options were not granted until February 4, 2008 and therefore he had no vested or unvested options relating to any grants received in his capacity as Chief Executive Officer and President at the end of 2007.

2007 OPTION EXERCISES AND STOCK VESTED TABLE

In 2007, none of our named executive officers exercised options.

Post-Termination Compensation and Benefits. Other than as set forth below, the Company has no written employment agreements governing the length of service of its executive officers, or any severance or change of control agreements with its executive officers and each of its executive officers serves on an “at-will” basis.

In October 2004 the Company entered into a severance arrangement with David B. Hills, its Chief Executive Officer as part of his offer letter, providing that in the event of termination without cause or voluntary resignation for “good reason,” the Company will provide a severance package consisting of: (a) continued payment of his base salary for 12 months, (b) incentive bonus in an aggregate amount equal to 100 % of his actual, earned incentive bonus for the fiscal year prior to the fiscal year in which the termination occurs; and (c) up to 12 months of continued health insurance from the date of the termination for him and his eligible dependents. If any termination without cause or voluntary resignation for “good reason” occurs within 12 months after a change of control of the Company, the Company would provide a severance package consisting of: (a) lump sum payment of 100% of his then-current annual base salary, (b) an amount equal to the greater of

(i) 100% of his annual incentive bonus for the year in which the change of control occurs or (ii) 100% of his annual incentive bonus for the year prior to which the termination occurs, and (c) up to 12 months of continued health insurance from the date of the termination for him and his eligible dependents. A “change of control” is defined in the severance arrangement as a merger or acquisition of the Company in which the stockholders of the Company prior to the transaction do not retain 50% of the voting securities of the surviving corporation or a sale of all or substantially all of the assets of the Company. “Good reason” is defined in the severance arrangement as any of the following without Mr. Hills’ consent: a significant reduction of his duties, title, authority or responsibilities, relative to his duties, title, authority or responsibilities as in effect at the measuring time; a reduction by the Company in his base salary as in effect at the measuring time except for a one-time reduction, in an amount of up to 10%, that is also applied to substantially all of the Company’s other senior executives; a reduction by the Company in the aggregate level of employee benefits, including bonuses, to which he was entitled at the measuring time with the result that his aggregate benefits package is materially reduced; the failure of the Company to put forth its best efforts to elect him to the board at every opportunity during his employment; or the failure of the Company to grant him the option grant specified in the Stock Options section of his letter.

In connection with Mr. Hills’s resignation as an employee and director of the Company in August 2007, Mr. Hills and the Company entered into a Severance Agreement and General Release (the “Release Agreement”). Pursuant to the Release Agreement, among other terms and conditions, Mr. Hills executed a release with respect to any claims or causes of action relating to Mr. Hills’s employment by the Company, to the termination thereof or to the offer letter dated as of September 24, 2004 (the “Offer Letter”) under which Mr. Hills was employed. Further, the parties agreed to a twelve month non-solicitation agreement and a twelve month consulting arrangement. In consideration of a full and final settlement of any and all claims related to Mr. Hills’s employment at the Company, and subject to certain additional conditions which [the Company expects will be satisfied], the Company agreed to pay Mr. Hills a total sum of $496,640, less required withholdings and authorized deductions, representing twelve months of his annual base salary plus his actual, earned incentive bonus for the 2006 fiscal year. The payment was paid as follows: (a) $64,570, less required withholdings and authorized deductions, was paid in cash in one lump sum, (b) $64,570, less required withholdings and authorized deductions, was paid in one lump sum on February 1, 2008; and (c) $367,500, less required withholdings and authorized deductions, has been and continues to be paid in equal installments over the twelve (12) month period following the effective date of the Release Agreement. The Company also agreed to continue health insurance coverage for Mr. Hills and his eligible dependents for up to 12 months from the date of termination, and has agreed to provide Mr. Hills mutually agreed upon outplacement services through February 1, 2008. The Company also reimbursed Mr. Hills for legal expenses incurred in connection with the review and execution of the Release Agreement, in an amount not to exceed $2,000. In addition, Mr. Hills and the Company agreed that Mr. Hills will provide up to twelve months of consulting services to the Company to assist in the Company’s sales efforts.

The Company has severance arrangements with each of its named executive officers providing that in the event of termination without cause or voluntary resignation for “good reason”, the Company will provide a severance package consisting of a lump sum payment equal to 6, 9 or 12 months of their then-current respective annual base salaries plus 6, 9 or 12 months of their respective cash incentive compensation (at 100% of “plan”). “Good reason” is generally defined in the severance arrangements as (i) a significant change or reduction in job duties or a reduction in cash compensation of more than 10%, or (ii) a change in job location of more than 50 miles from its previous location. Accordingly, had the following named executive officers in service at the end of 2007 been terminated without cause or resigned for “good reason” as of December 31, 2007, the following amounts would have been received by such named executive officer:

Name	Salary Continuation ($)	Bonus ($)		COBRA Payments (# of months)
Edward F. West	$300,000	$150,000	(1)	12
Jonathan Ewert	$90,000	$62,500		6
Michael Schoen	$102,350	$25,588		6
Stacey Giamalis	$162,000	$64,800		9

(1)	Mr. West is entitled to the greater of 100% of his cash incentive for the year prior to such termination or resignation, or 100% of his cash incentive for the year of such termination or resignation.

In addition, pursuant to these severance arrangements, the stock options held by such named executive officers are subject to accelerated vesting in the event of termination without cause or voluntary resignation for “good reason” within twelve months following a change in control of the Company. In such event, all remaining unvested stock options will vest and become immediately exercisable. A “change of control” is generally defined in the option agreements as a merger or acquisition of the Company in which the stockholders of the Company prior to the transaction do not retain 50% of the voting securities of the surviving corporation or a sale of all or substantially all of the assets of the Company.

Accordingly, had the following named executive officers in service at the end of 2007 been terminated without cause or resigned for “good reason” as of December 31 2007 and such termination or resignation had been within twelve months after a “change of control”, in addition to the amounts above such executive officer would have received the following:

Name	Accelerated Option Vesting (shs)(1)
Edward F. West	—
Jonathan Ewert	186,875
Michael Schoen	160,397
Stacey Giamalis	196,355

(1)	Had Mr. West’s new hire option grant been made in November 2007 as intended, he would have received the accelerated vesting of 356,250 under those conditions.

Certain Relationships and Related Transactions

Indemnification Agreements. The Company has entered into indemnity agreements with its directors and officers providing for indemnification of each director and officer against expenses incurred in connection with any action or investigation involving the director or officer by reason of his or her position with the Company (or with another entity at the Company’s request). The directors and officers will also be indemnified for costs, including judgments, fines and penalties, indemnifiable under Delaware law or under the terms of any current or future liability insurance policy maintained by the Company that covers directors and officers. A director or officer involved in a derivative suit will be indemnified for expenses and amounts paid in settlement. Indemnification is dependent in each instance on the director or officer meeting the standards of conduct set forth in the indemnity agreements.

Policies and Procedures for Approving Related Person Transactions. Our policy and procedure with respect to any related person transaction between the Company and any related person requiring disclosure under Item 404(a) of regulation S-K under the Securities and Exchange Act of 1934, is that the Company’s audit committee reviews all such transactions. The board of directors has adopted a written policy reflecting the policy and procedure identified above.

Equity Compensation Plan Information

The following table provides information concerning our equity compensation plans as of December 31, 2007 under which common stock of the Company is authorized for issuance.

	Number of Shares of Common Stock to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Shares Remaining Available for Future Issuance under our equity compensation plans (excluding shares reflected in column 1)(2)
Equity Plans Approved by Stockholders	4,337,520	(1)	4.65	2,045,924	(3)
Equity Plans not Approved by Stockholders (4)	3,524		3.12	28,582

Total	4,341,044		4.65	2,074,506

(1)	This number also excludes no more than 10,500 shares that the Company expects to issue at the May 30, 2008 end of its current purchase period under its 1999 Employee Stock Purchase Plan.
(2)	This number includes shares available for future issuance under the Company’s Amended and Restated 1998 Stock Plan, which the Company does not intend to make further grants under.
(3)	Includes 70,016 shares reserved for issuance in connection with our 1999 Employee Stock Purchase Plan. The number of shares of common stock that may be issued under the 1999 Employee Stock Purchase Plan is subject to an annual increase in June of each year equal to the lesser of (i) 500,000 shares, (ii) 3% of the total number of shares of common stock outstanding on the last day of the immediately preceding fiscal year or (iii) a lesser amount determined by the board of directors.
(4)	This number includes 3,290 shares reserved for issuance upon exercise of stock options assumed in connection with our acquisition of Zeal Media, Inc., for which the weighted average exercise price is $3.01 per share, and 234 shares reserved for issuance upon exercise of stock options assumed in connection with our acquisition of WiseNut, Inc., for which the weighted average exercise price is $4.69 per share. The Company does not intend to grant any further options under these plans.

AUDIT COMMITTEE REPORT

The Audit Committee is composed of independent directors as required by and in compliance with the listing standards of NASDAQ. Directors Castagna, Dexmier, and Wright are currently on the Audit Committee. Director Dexmier is an “audit committee financial expert” within the meaning of applicable SEC rules. Director West resigned from the audit committee in August 2007 when he became interim Chief Executive Officer and President. The Audit Committee operates pursuant to a written charter adopted by the board of directors. Its function is to assist the board of directors in its oversight of the Company’s financial reporting process. In accordance with its charter, the Audit Committee oversees the Company’s financial, accounting and reporting processes; its system of internal accounting and financial controls; its compliance with related legal and regulatory requirements; the appointment, engagement, termination and oversight of the Company’s independent registered public accounting firm, including reviewing their independence; reviewing and approving the planned scope of the annual audit; overseeing the independent registered public accounting firm’s audit work; reviewing and pre-approving any audit and non-audit services that may be performed; reviewing with management and the independent registered public accounting firm the adequacy of the Company’s internal control over financial reporting; and reviewing the Company’s critical accounting policies and the application of accounting principles.

The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2007 with management and the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). The Audit Committee has discussed with PwC the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee has received from PwC a written statement describing the relationships between the independent registered public accounting firm and LookSmart that might bear on the independent registered public account firm’s independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as well as a letter from PwC confirming that, in PwC’s professional judgment, it is independent of the Company. The Audit Committee has discussed with PwC matters relating to its independence, including a review of both audit and non-audit fees, and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence. Dr. Dexmier participated only in such reviews and discussion as occurred after April 5, 2007 when he joined the board.

Based on the reviews and discussions referred to above and the review of LookSmart’s audited financial statements for the year ended December 31, 2007, in March 2008 the Audit Committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for 2007 filed with the SEC.

The preceding Audit Committee Report is not considered proxy solicitation material, is not deemed “filed” with the SEC, and is not deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act. Notwithstanding anything to the contrary set forth in any of LookSmart’s previous filings made under the Securities Act or the Exchange Act that incorporate future filings made by the Company under those statutes, the preceding Audit Committee Report is not to be incorporated by reference into any prior filings, nor shall the report be incorporated by reference into any future filings made by the Company under those statutes The members of our audit committee are “independent” directors as defined in applicable listing standards of the National Association of Securities Dealers and applicable rules and regulations of the Securities and Exchange Commission.

AUDIT COMMITTEE

/s/    Jean-Yves Dexmier, Chair

/s/    Anthony Castagna

/s/    Timothy Wright

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors has appointed Moss Adams LLP as LookSmart’s independent registered public accounting firm for the fiscal year ending December 31, 2008. Representatives of Moss Adams LLP and PricewaterhouseCoopers LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Fees Incurred by LookSmart for Independent Registered Accounting Firm

The following table presents fees and expenses for audit services rendered by PricewaterhouseCoopers LLC (“PwC”) for the audit of our annual financial statements for fiscal years 2007 and 2006 and for other services rendered by PwC during these periods.

Fee Category	2007	2006
Audit Fees	$1,152,459	$1,088,600
Audit-Related Fees	—	—
Tax Fees	64,832	15,600
All Other Fees	1,500	1,500

Total All Fees	$1,218,791	$1,105,700

Audit Fees represent fees for professional services provided in connection with the audit of our financial statements, the assessment of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and the review of our quarterly financial statements. Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. Tax Fees consist of fees for professional services for international tax return preparation. All Other Fees relate to a technical accounting research subscription.

Our audit committee considered whether the provision of non-audit services was compatible with maintaining the independence of PwC and has concluded that it was.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firms

The policy of the audit committee is to pre-approve all audit and permissible non-audit services to be performed by the independent auditors during the fiscal year. The audit committee pre-approves services by authorizing specific projects within the categories outlined above. The audit committee’s charter delegates to its chair the authority to address any requests for pre-approval of services between audit committee meetings, and the chair must report any pre-approval decisions to the audit committee at its next scheduled meeting. All of the services related to the fees described above were approved by the audit committee pursuant to the pre-approval provisions set forth in the applicable SEC rules and the audit committee’s charter.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act and the rules thereunder of the Securities and Exchange Commission require the Company’s directors, officers and beneficial owners of more than 10% of our common stock to file reports of their ownership and changes in ownership of common stock with the Commission. Securities and Exchange Commission regulations require that the Company be furnished with copies of these reports. Personnel of the Company generally prepare these reports on behalf of the directors and officers on the basis of information obtained from each director and officer. Based solely on a review of these reports and on such information from the directors and officers, the Company believes that all reports required by Section 16(a)

of the Securities and Exchange Act to be filed during the year ended December 31, 2007 were filed on time, except that reports on Form 4 for executives Jonathan Ewert, Stacey Giamalis, R. Brian Gibson, Ari Kaufman, Bert Knorr and Michael Schoen reporting options granted on November 20, 2007, were filed one day late on November 26, 2007 and a report on Form 4 for William Bush reporting an open market purchase on December 28, 2007 was filed January 10, 2008.

ADVANCE NOTICE PROCEDURES FOR STOCKHOLDER PROPOSALS

Under LookSmart’s bylaws, nominations for a director may be made only by the board of directors, a proxy committee of the board of directors, or by a stockholder entitled to vote who has delivered notice to the principal executive offices of LookSmart containing certain information specified in the bylaws (i) not less than 120 days prior to the anniversary date of the mailing of the Company’s proxy statement to stockholders in connection with the previous year’s annual meeting of stockholders, or (ii) if the annual meeting is called for a date not within thirty days before or after the previous year’s meeting date, not later than a reasonable time after solicitation is made.

The bylaws also provide that no business may be brought before an annual meeting except as specified in the notice of the meeting or as otherwise brought before the meeting by or at the direction of the board of directors, the presiding officer or by a stockholder entitled to vote at such annual meeting who has delivered notice to the principal executive offices of LookSmart (containing certain information specified in the bylaws) (i) not less than 120 days prior to the anniversary date of the mailing of the Company’s proxy statement to stockholders in connection with the previous year’s annual meeting of stockholders, or (ii) if the annual meeting is called for a date not within thirty days before or after the previous year’s meeting date, not later than a reasonable time after solicitation is made.

These requirements are separate and apart from the requirements that a stockholder must meet in order to have a stockholder proposal included in LookSmart’s proxy statement under Rule 14a-8 of the Exchange Act.

Stockholder proposals should be addressed to the attention of the Company’s General Counsel, 625 Second Street, San Francisco, California 94107.

ANNUAL REPORT ON FORM 10-K

A copy of LookSmart’s annual report for 2007 accompanies this proxy statement. An additional copy will be furnished without charge to stockholders upon request to LookSmart Investor Relations, 625 Second Street, San Francisco, CA 94107, or by calling (415) 348-7000. It is also available in digital form for download or review by visiting http://investor.shareholder.com/looksmart/sec.cfm

DELIVERY OF THIS PROXY STATEMENT

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, we, as well as brokers with account holders who are LookSmart’s stockholders, may be “householding” our proxy materials. In that case, a single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate annual report and proxy statement, please notify your broker and direct your written request to LookSmart Investor Relations, 625 Second Street, San Francisco, CA 94107, or by calling (415) 348-7000.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

Exhibit A

LOOKSMART, LTD.

and

MELLON INVESTOR SERVICES LLC,

As Rights Agent

PREFERRED SHARES RIGHTS AGREEMENT

Dated as of November 15, 2007

LOOKSMART, LTD.

PREFERRED SHARES RIGHTS AGREEMENT

This Preferred Shared Rights Agreement, dated as of November 15, 2007 (this “Agreement”), is made between LookSmart, Ltd., a Delaware corporation (the “Company”), and Mellon Investor Services LLC, a New Jersey limited liability company, as rights agent (the “Rights Agent”).

RECITALS

On November 7, 2007 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company authorized and declared a dividend of one Preferred Share purchase right (a “Right”) for each Common Share (as hereinafter defined) of the Company outstanding as of the Close of Business (as hereinafter defined) on November 20, 2007 (the “Record Date”), each Right representing the right to purchase one one-thousandth of a share of Series A Participating Preferred Stock (as such number may be adjusted pursuant to the provisions of this Agreement), having the rights, preferences and privileges set forth in the form of Certificate of Designations attached to this Agreement as Exhibit A, upon the terms and subject to the conditions herein set forth, and further authorized and directed the issuance of one Right (as such number may be adjusted pursuant to the provisions of this Agreement) with respect to each Common Share that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined), and in certain circumstances after the Distribution Date.

AGREEMENT

The parties agree as follows:

1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% or more of the Common Shares then outstanding, but shall not include the Company, any Subsidiary of the Company or any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan. Notwithstanding the foregoing, no Person shall be deemed to be an Acquiring Person either (i) as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the Common Shares of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 20% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of an additional 1% or more of the Common Shares of the Company then outstanding, (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), then such Person shall be deemed to be an Acquiring Person unless upon becoming the Beneficial Owner of such additional Common Shares of the Company such Person does not beneficially own 20% or more of the Common Shares of the Company then outstanding. Notwithstanding the foregoing, (i) if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person” as defined pursuant to the foregoing provisions of this Section 1(a) has become such inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of the Common Shares that would otherwise cause such Person to be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a) or (B) such Person was aware of the extent of the Common Shares it beneficially owned but had no actual knowledge of the consequences of such beneficial ownership under this Agreement) and without any intention of changing or influencing control of the Company, and if such Person divested or divests as promptly as practicable a sufficient number of Common Shares to that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be or to have become an “Acquiring Person” for any purposes of this Agreement; and (ii) if, as of the date hereof, any Person is the Beneficial Owner of 20% or more of the Common Shares outstanding, such Person shall not be or become an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a), unless and until such time as such Person shall become the Beneficial Owner of an additional 1% or more of the Common Shares of the Company then outstanding (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), unless, upon becoming the Beneficial Owner of such additional Common Shares, such Person is not then the Beneficial Owner of 20% or more of the Common Shares then outstanding.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Agreement.

(c) A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder (or any comparable or successor law or regulation);

(ii) which such Person or any of such Person’s Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed pursuant to this Section l(c)(ii)(A) to be the Beneficial Owner of, or to beneficially own, (1) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (2) securities which a Person or any of such Person’s Affiliates or Associates may be deemed to have the right to acquire pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of its Affiliates or Associates) if such agreement has been approved by the Board of Directors prior to a Triggering Event; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this Section l(c)(ii)(B) if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

(iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section l(c)(ii)(B)) or disposing of any securities of the Company; provided, however, that in no case shall an officer or director of the Company be deemed (x) the Beneficial Owner of any securities beneficially owned by another officer or director of the Company solely by reason of actions undertaken by such persons in their capacity as officers or directors of the Company or (y) the Beneficial Owner of securities held of record by the trustee of any employee benefit plan of the Company or any Subsidiary of the Company for the benefit of any employee of the Company or any

Subsidiary of the Company, other than the officer or director, by reason of any influence that such officer or director may have over the voting of the securities held in the plan.

(d) “Board of Directors” shall mean the Board of Directors of the Company then in office.

(e) “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in New York, New Jersey and/or California are authorized or obligated by law or executive order to close.

(f) “Close of Business” on any given date shall mean 5:00 P.M., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York time, on the next succeeding Business Day.

(g) “Common Shares” when used with reference to the Company shall mean the shares of Common Stock of the Company, $0.01 par value. “Common Shares” when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

(h) “Distribution Date” shall mean the earlier of (i) the Close of Business on the tenth day after the Shares Acquisition Date (or, if the tenth day after the Shares Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the Close of Business on the tenth day (or such later date as may be determined by action of a majority of the Board of Directors) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if, assuming the successful consummation thereof, such Person would be the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding.

(i) “Equivalent Shares” shall mean Preferred Shares and any other class or series of capital stock of the Company that is entitled to participate in dividends and other distributions, including distributions upon the liquidation, dissolution or winding up of the Company, on a proportional basis with the Common Shares. In calculating the number of any class or series of Equivalent Shares for purposes of Section 11 of this Agreement, the number of shares, or fractions of a share, of such class or series of capital stock that is entitled to the same dividend or distribution as a whole Common Share shall be deemed to be one share.

(j) “Expiration Date” shall mean the earliest of (i) the Close of Business on the Final Expiration Date, (ii) the Redemption Date, (iii) the time at which the Board of Directors orders the exchange of the Rights as provided in Section 24 of this Agreement or (iv) the consummation of a transaction contemplated by Section 13(d) of this Agreement.

(k) “Final Expiration Date” shall mean November 7, 2010.

(l) “Person” shall mean any individual, firm, corporation, partnership, trust, association, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

(m) “Preferred Shares” shall mean shares of Series A Participating Preferred Stock of the Company.

(n) “Purchase Price” shall have the meaning set forth in Section 4(a) of this Agreement.

(o) “Record Date” shall have the meaning set forth in the recitals at the beginning of this Agreement.

(p) “Redemption Date” shall mean the time at which the Board of Directors of the Company orders redemption of the Rights as provided in Section 23 of this Agreement.

(q) “Redemption Price” shall have the meaning set forth in Section 23(a) of this Agreement.

(r) “Right” shall have the meaning set forth in the recitals at the beginning of this Agreement.

(s) “Rights Agent” shall have the meaning set forth in the preamble of this Agreement.

(t) “Rights Dividend Declaration Date” shall have the meaning set forth in the recitals at the beginning of this Agreement.

(u) “Section 13 Event” shall mean any event described in clause (i), (ii) or (iii) of Section 13(a) of this Agreement.

(v) “Shares Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such; provided that, if such person is determined not to have become an Acquiring Person pursuant to Section l(a)(ii) of this Agreement, then no Shares Acquisition Date shall be deemed to have occurred.

(w) “Subsidiary” of any Person shall mean any corporation or other entity of which an amount of voting securities sufficient to elect a majority of the directors or Persons having similar authority of such corporation or other entity is beneficially owned, directly or indirectly, by such Person, or any corporation or other entity otherwise controlled by such Person.

(x) “Total Exercise Price” shall have the meaning set forth in Section 4(a) of this Agreement.

(y) “Trading Day” shall have the meaning set forth in Section 11(d) of this Agreement.

(z) A “Triggering Event” shall be deemed to have occurred upon any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becoming an Acquiring Person.

2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the terms and conditions of this Agreement, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of, any such co-rights agents.

3. Issuance of Rights Certificates.

(a) Until the Distribution Date, (i) the Rights will be evidenced (subject to the provisions of Sections 3(b) and 3(c) of this Agreement) by the certificates for Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Rights Certificates) and not by separate Rights Certificates and (ii) the right to receive Rights Certificates will be transferable only in connection with the transfer of Common Shares. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of such certificates for Common Shares shall also constitute the surrender for transfer of the Rights associated with the Common Shares represented thereby. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with all the necessary information, send) by first-class, postage-prepaid mail, to each record holder of Common Shares as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, a Rights Certificate in substantially the form of Exhibit B to this Agreement (a “Rights Certificate”), evidencing one Right for each Common Share so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per Common Share has been made pursuant to Section 11(a)(i), Section 11(i) or Section 11(p) of this Agreement, then at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) of this Agreement) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of the Distribution Date, the Rights will be evidenced solely by such Rights Certificates and may be transferred by the transfer of the Rights Certificates as permitted hereby, separately and apart from any transfer of one or more Common Shares, and the holders of such Rights Certificates as listed in the records of the Company or any transfer agent or registrar for the Rights shall be the record holders thereof. The Company shall promptly notify the Rights Agent in writing upon the occurrence of a Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b) On the Record Date or as soon as practicable thereafter, the Company will send (or cause to be sent) a copy of a Summary of Rights in substantially the form of Exhibit C to this Agreement (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the close of business on the Record Date, at the address of such holder shown on the records of the Company.

(c) Unless the Board of Directors, by resolution adopted at or before the time of the issuance (including pursuant to the exercise of rights under the Company’s benefit plans) of any Common Shares, specifies to the contrary, Rights shall be issued in respect of all Common Shares that are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date or, in certain circumstances provided in Section 22 of this Agreement, after the Distribution Date. Certificates representing such Common Shares shall also be deemed to be certificates for Rights, and shall bear legend in substantially the following form:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Preferred Shares Rights Agreement between LookSmart, Ltd. and Mellon Investor Services LLC, as the Rights Agent, dated as of November 15, 2007 (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of LookSmart, Ltd. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. LookSmart, Ltd. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.

4. Form of Rights Certificates.

(a) The Rights Certificates (and the forms of election to purchase Common Shares and of assignment to be printed on the reverse thereof) shall be substantially in the form of Exhibit B to this Agreement and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 of this Agreement, the Rights Certificates, whenever distributed, shall be dated as of the Record Date (or in the case of Rights issued with respect to Common Shares issued by the Company after the Record Date, as of the date of issuance of such Common Shares), shall show the date of countersignature by the Rights Agent, and on their face shall entitle the holders thereof to purchase such number of one-thousandths of a Preferred Share as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a Preferred Share being hereinafter referred to as the “Purchase Price” and the aggregate exercise price of all Preferred Shares issuable upon exercise of one Right being hereinafter referred to as the “Total Exercise Price”), but the number and type of securities purchasable upon the exercise of each Right and the Purchase Price shall be subject to adjustment as provided herein.

(b) Any Rights Certificate issued pursuant to Section 3(a) or Section 22 of this Agreement that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer that the Board of Directors of the Company has determined is part of a plan, arrangement or understanding that has as a primary purpose or effect avoidance of Section 7(e) of this Agreement, or (iv) any subsequent transferee receiving transferred Rights from a Post Transferee or a Prior Transferee, either directly or through one or more intermediate transferees, and any Rights Certificate issued pursuant to Section 6 or Section 11 of this Agreement upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall be null and void and no holder of such Rights shall have any rights whatsoever with respect to such Rights pursuant to Section 7(e) hereof and such Rights Certificates shall contain (to the extent the Rights Agent has notice thereof and to the extent feasible) a legend in substantially the following form:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby are null and void in the circumstances specified in Section 7(e) of the Rights Agreement.

In the event that the Rights become exercisable, the Company shall notify the Rights Agent of which Rights Certificates will be so legended.

5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President or any Vice President, either manually or by facsimile signature, and by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal (if any) or a facsimile thereof. The Rights Certificates shall be manually countersigned by an authorized signatory of the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b) Following the Distribution Date, receipt of the Rights Agent of notice to that effect and all other relevant information referred to in Section 3(a) of this Agreement, the Rights Agent will keep or cause to be kept, at its office designated for such purposes, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Sections 7(e), 14 and 24 of this Agreement, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Rights Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. The Rights Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have properly completed and duly signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall, subject to Sections 4(b), 7(e), 14 and 24 of this Agreement, countersign and deliver to the person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company or the Rights Agent may require from the holders of the Rights Certificates payment of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall have no duty or obligation to take any action under any Section of this Agreement which requires the payment by a Rights holders of applicable taxes and charges unless and until the Rights Agent is satisfied that all such taxes and/or charges have been paid.

(b) Upon receipt by the Company and the Rights Agent of evidence satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will make and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Sections 4(b), 7(e), 23(b) or 24 of this Agreement, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase on the reverse side thereof duly executed and properly completed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one-thousandth of a Preferred Share as to which the Rights are exercised, at or prior to the Expiration Date.

(b) The Purchase Price for each one-thousandth of a Preferred Share issuable pursuant to the exercise of a Right shall initially be $12.50, shall be subject to adjustment from time to time as provided in Sections 11 and 13 of this Agreement and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase duly executed and properly completed, accompanied by payment of the Purchase Price for the number of one-thousandths of a Preferred Share (or other securities or property, as the case may be) to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such

Rights Certificate in accordance with Section 9 of this Agreement in cash, or by certified check or cashier’s check payable to the order of the Company, the Rights Agent shall, subject to Section 20(k) of this Agreement, thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent for the Preferred Shares) a certificate or certificates for the number of one-thousandths of a Preferred Share to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests or (B) if the Company shall have elected to deposit the total number of one-thousandths of a Preferred Share issuable upon exercise of the Rights hereunder with a depository agent, requisition from the depository agent of depository receipts representing such number of one-thousandths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depository agent) and the Company hereby directs the depository agent to comply with such request, (ii) if and when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 of this Agreement, (iii) after receipt of such certificates or depository receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder and (iv) if and when necessary to comply with this Agreement, after receipt thereof, deliver such cash to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced (including to zero) pursuant to Section 11(a)(iii) of this Agreement) may be made in cash or by certified check or cashier’s check payable to the order of the Company. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) of this Agreement, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement.

(d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Rights Certificate or to his or her duly authorized assigns, subject to the provisions of Section 14 of this Agreement.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Triggering Event or a Section 13 Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such (a “Post Transferee”), (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e) (a “Prior Transferee”) or (iv) any subsequent transferee receiving transferred Rights from a Post Transferee or a Prior Transferee, either directly or through one or more intermediate transferees, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, and neither the Company nor the Rights Agent shall have any obligation whatsoever with respect to such Rights or any Rights Certificate whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) of this Agreement are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights Certificates or to any other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or any of such Acquiring Person’s Affiliates, Associates or transferees hereunder. The Company shall give the Rights Agent written notice of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties under this Agreement and shall be deemed not to have knowledge of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing unless and until it shall have received such notice.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

9. Reservation and Availability of Preferred Shares.

(a) The Company covenants and agrees that it will use its best efforts to cause to be reserved and kept available out of and to the extent of its authorized and unissued shares of preferred stock not reserved for another purpose (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Shares and/or other securities), the number of Preferred Shares (and, following the occurrence of the Triggering Event, Common Shares and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.

(b) If the Company shall hereafter list any of its Preferred Shares on a national securities exchange, then so long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) issuable and deliverable upon exercise of the Rights may be listed on a national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Triggering Event in which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Sections 11(a)(ii) or 11(a)(iii) of this Agreement, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the date of expiration of the Rights. The Company may temporarily suspend, for a period not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement (with prompt written notice to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notification to the Rights Agent) at such time as the suspension is no longer in effect. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction, unless the requisite qualification in such jurisdiction shall have been obtained, or an exemption therefrom shall be available, and until a registration statement has been declared effective.

(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

(e) The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Rights Certificates to a person other than, or the issuance or delivery of certificates or depository receipts for the Preferred Shares in a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depository receipts for Preferred Shares upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax or charge is due.

10. Preferred Shares Record Date. Each person in whose name any certificate for a number of one-thousandths of a Preferred Share is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price multiplied by the number of one-thousandths of a Preferred Share with respect to which the Rights have been exercised (and any applicable taxes and charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number and kind of shares or other property covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Common Shares payable in Common Shares, (B) subdivide the outstanding Common Shares, (C) combine the outstanding Common Shares (by reverse stock split or otherwise) into a smaller number of Common Shares, or (D) issue any shares of its capital stock in a reclassification of the Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11(a) and Section 7(e) of this Agreement: (1) each of the Rights outstanding at the time of the record date for such dividend or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted to that number of Rights (calculated to the nearest one ten-thousandth (1/10,000) of a Right) equal to a fraction (the “Exchange Ratio”), the numerator of which shall be the total number of Common Shares or shares of capital stock issued in such dividend, subdivision, combination or reclassification of the Common Shares outstanding immediately following such dividend, subdivision, combination or reclassification and the denominator of which shall be the total number of Common Shares outstanding immediately prior to such time, and the number of Rights that shall thereafter be issued with respect to each Common Share or share of such other capital stock that shall become outstanding thereafter prior to the Distribution Date shall be equal to the total number of outstanding Rights immediately after such event (as adjusted pursuant to this clause (1)) divided by the total number of outstanding Common Shares or shares of such other capital stock immediately after such event (subject to further adjustment pursuant to the provisions of this Agreement); (2) the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be adjusted so that the Purchase Price thereafter shall equal the result obtained by dividing the Purchase Price in effect immediately prior to such time by the Exchange Ratio; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of such Right; and (3) the number of Preferred Shares or shares of such other capital stock issuable upon the exercise of each Right shall remain unchanged immediately after such event, but, in the event of a reclassification, the kind of shares issuable upon the exercise of each Right immediately after such reclassification shall be adjusted to be the kind of shares of such other capital stock issued in such reclassification, rather than Preferred Shares. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) of this Agreement, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) of this Agreement.

(ii) Subject to Section 24 of this Agreement, in the event a Triggering Event shall have occurred, then promptly following such Triggering Event, proper provision shall be made so that each holder of a Right, except as provided in Section 7(e) of this Agreement, shall thereafter have the right to receive for each Right, upon exercise thereof in accordance with the terms of this Agreement and payment of the then-current Total Exercise Price, in lieu of a number of one-thousandths of a Preferred Share, such number of Common Shares of the Company as shall equal the result obtained by multiplying the then-current Purchase Price by the then number of one-thousandths of a Preferred Share for which a Right was exercisable (or would have been exercisable if the Distribution Date had occurred) immediately prior to the first occurrence of a Triggering Event, and dividing that product by 50% of the current per share market price (determined pursuant to Section 11(d) of this Agreement) for Common Shares on the date of occurrence of the Triggering Event (such number of shares being hereinafter referred to as the “Adjustment Shares”).

(iii) In lieu of issuing Common Shares in accordance with Section 11(a)(ii) of this Agreement, the Company may, if the Board of Directors determines that such action is necessary or appropriate and not contrary to the interest of holders of Rights (and, in the event that the number of Common Shares which are authorized by the Company’s Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights, or if any necessary regulatory approval for such issuance has not been obtained by the Company, the Company shall): (A) determine the excess of (1) the value of the Common Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Purchase Price (such excess, the “Spread”) and (B) with respect to each Right, make adequate provision to substitute for such Common Shares, upon exercise of the Rights, (1) cash, (2) a reduction in the Purchase Price, (3) other equity securities of the Company (including, without limitation, shares or units of shares of any series of Preferred Stock which the Board of Directors has deemed to have the same value as Common Shares (such shares or units of shares of Preferred Stock are herein called “common stock equivalents”)), except to the extent that the Company has not obtained any necessary stockholder or regulatory approval for such issuance, (4) debt securities of the Company, except to the extent that the Company has not obtained any necessary stockholder or regulatory approval for such issuance, (5) other assets or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors (whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive and binding on the Rights Agent and the holders of the Rights); provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Triggering Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares (to the extent available), except to the extent that the Company has not obtained any necessary stockholder or regulatory approval for such issuance, and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors shall determine in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights or that any necessary regulatory approval for such issuance will be obtained, the thirty (30) day period set forth above may be extended to the extent necessary (with prompt written notice of such extension to the Rights Agent), but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares or take action to obtain such regulatory approval (such period, as it may be extended, the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) of this Agreement, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares, to take any action to obtain any required regulatory approval and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement (with prompt written notice to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement and prompt written notification to the Rights Agent at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Shares shall be the current per share market price (as determined pursuant to Section 11(d) of this Agreement) of the Common Shares on the Section 11(a)(ii) Trigger Date and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Shares on such date.

(b) In case the Company shall, at any time after the date of this Agreement, fix a record date for the issuance of rights, options or warrants to all holders of Common Shares or of any class or series of Equivalent Shares entitling such holders (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Common Shares or Equivalent Shares or securities convertible into Common Shares or Equivalent Shares at a price per share (or having a conversion price per share, if a security convertible into Common Shares or Equivalent Shares) less than the then current per share market price of the Common Shares or Equivalent Shares (as defined in Section 11(d)) on such record date, then, in each such case, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Common Shares and Equivalent Shares (if any) outstanding on such record date, plus the number of Common Shares or Equivalent Shares, as the case may be, which the aggregate offering price of the total number of Common Shares or Equivalent Shares, as the case may be, so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of Common Shares and Equivalent Shares (if any) outstanding on such record date, plus the number of additional Common Shares or Equivalent Shares, as the case may be, to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive and binding on the Rights Agent and the holders of the Rights. Common Shares and Equivalent Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall, at any time after the date of this Agreement, fix a record date for the making of a distribution to all holders of the Common Shares or of any class or series of Equivalent Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend, if any, or a dividend payable in Common Shares) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), then, in each such case, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to but not including such record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to Section 11(d) of this Agreement) of a Common Share or an Equivalent Share on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a Common Share or Equivalent Share, as the case may be, and the denominator of which shall be such current market price (as determined pursuant to Section 11(d) of this Agreement) of a Common Share or Equivalent Share on such record date. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) of this Agreement, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii) of this Agreement, the “current per share market price” of any Security on any date shall be deemed to be the average of the daily closing prices per share of such Security for the ten (10) consecutive Trading Days immediately prior to but not including such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (ii) any subdivision, combination or reclassification of such Security, and prior to the expiration of the requisite thirty (30) Trading Day or ten (10) Trading Day period, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last sale price or, if such last sale price is not reported, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System (“Nasdaq”) or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors. If on any such date no market maker is making a market in the Common Shares, the fair value of such shares on such date shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive and binding for all purposes. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Shares are not publicly held or so listed or traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a Common Share or other share or one hundred-thousandth of a Preferred Share, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which requires such adjustment or (ii) the Expiration Date.

(f) If as a result of an adjustment made pursuant to Sections 11(a) or 13(a) of this Agreement, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right and if required, the Purchase Price thereof, shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in Sections 11(a), (b), (c), (e), (h), (i), (j), (k), (1) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Shares shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one-thousandths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Preferred Shares (calculated to the nearest one hundred-thousandth of a share) obtained by (i) multiplying (x) the number of Preferred Shares covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price as a result of the calculations made in Section 11(b) to adjust the number of Rights, in substitution for any adjustment in the number of Preferred Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made, and shall promptly give the Rights Agent a copy of such announcement. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 of this Agreement, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of Preferred Shares issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a Preferred Share and the number of one-thousandths of a Preferred Share which were expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the par or stated value, if any, of the number of one-thousandths of a Preferred Share issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue as fully paid and nonassessable shares such number of one-thousandths of a Preferred Share at such adjusted Purchase Price.

(1) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the number of one-thousandths of a Preferred Share and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one-thousandths of a Preferred Share and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, prior to the Distribution Date, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred or Common Shares, (ii) issuance wholly for cash of any Preferred or Common Shares at less than the current market price, (iii) issuance wholly for cash of Preferred or Common Shares or securities which by their terms are convertible into or exchangeable for Preferred or Common Shares, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred or Common Shares shall not be taxable to such stockholders.

(n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, effect or permit to occur any Triggering Event or Section 13 Event, if (i) at the time or immediately after such Triggering Event or Section 13 Event there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (ii) prior to, simultaneously with or immediately after such Section 13 Event, the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(b) of this Agreement shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

(o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Sections 23, 24 or 27 of this Agreement, take (or permit to be taken) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p) Anything in this Agreement to the contrary notwithstanding, in the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares (by reverse stock split or otherwise) into a smaller number of Preferred Shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11 and Section 7(e) of this Agreement: (1) each of the Rights outstanding at the time of the record date for such dividend or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted to that number of Rights (calculated to the nearest one ten-thousandth (1/10,000) of a Right) equal to a fraction (the “Exchange Fraction”), the numerator of which shall be the total number of Preferred Shares or shares of capital stock issued in such reclassification of the Preferred Shares outstanding immediately following such time and the denominator of which shall be the total number of Preferred Shares outstanding immediately prior to such time, and the number of Rights that shall thereafter be issued with respect to each Common Share or share of other capital stock that shall be issued in a reclassification of the Common Shares prior to the Distribution Date shall be equal to the total number of outstanding Rights immediately after such event (as adjusted pursuant to this clause (1)) divided by the total number of outstanding Common Shares or shares of such other capital stock immediately after such event (subject to further adjustment pursuant to the provisions of this Agreement); (2) the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be adjusted so that the Purchase Price thereafter shall equal the result obtained by dividing the Purchase Price in effect immediately prior to such time by the Exchange Fraction; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of such Right; and (3) the number of one-thousandths of a Preferred Share or share of such other capital stock issuable upon the exercise of each Right shall remain unchanged immediately after such event, but, in the event of a reclassification, the kind of shares issuable upon the exercise of each Right immediately after such reclassification shall be adjusted to be the kind of shares of such other capital stock issued in such reclassification, rather than Preferred Shares.

12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event which causes the Rights to become null and void) as provided in Sections 11 and 13 of this Agreement, the Company shall promptly (a) prepare a certificate setting forth such adjustment or describing such event and a brief reasonably detailed statement of the facts, computations and methodology accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Preferred Shares a copy of such certificate and (c) if such adjustment occurs following the Distribution Date, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26 of this Agreement. Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement contained therein and shall have no duty or liability with respect to, not be deemed to have knowledge of, any such adjustment or any such event unless and until it shall have received such certificate.

13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a) In the event that, following the Shares Acquisition Date, directly or indirectly:

(i) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction the principal purpose of which is to change the state of incorporation of the Company or that complies with Section 11(o) of this Agreement);

(ii) any Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) of this Agreement) shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such consolidation or merger; or

(iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more of its wholly owned Subsidiaries in one or more transactions, each of which complies with Section 11(o) of this Agreement), then, and in each such case, proper provision shall be made so that

(A) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid and nonassessable Common Shares of the Principal Party (as hereinafter defined), free of any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Triggering Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Triggering Event by the Purchase Price in effect immediately prior to such first occurrence) and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Total Exercise Price” for each Right and for all purposes of this Agreement) by 50% of the current per share market price (determined pursuant to Section 11(d) of this Agreement) of the Common Shares of such Principal Party on the date of consummation of such Section 13 Event;

(B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement;

(C) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 of this Agreement shall apply only to such Principal Party following the first occurrence of a Section 13 Event;

(D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares) in connection with the consummation of any such transaction as may be necessary to assure that the provisions of this Agreement shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.

(b) “Principal Party” shall mean, in the case of any transaction described in clause (i), (ii) or (iii) of Section 13(a), the Person referred to therein or such Person’s successor, including, if applicable, the Company, if it is the surviving corporation), provided, however, that in any such case, (i) if such Person is a direct or indirect Subsidiary of another Person, “Principal Party” shall refer to such other Person and (ii) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate value, and provided, further, that for purposes of transactions described in clause (iii) of this Section 13(a), “Principal Party” shall refer to that Person receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions.

(c) If, for any reason, the Rights cannot be exercised for Common Shares of such Principal Party as provided in Section 13(a), then each holder of Rights shall have the right to exchange its Rights for cash from such Principal Party in an amount equal to the number of Common Shares that it would otherwise be entitled to purchase times 50% of the current per share market price, as determined pursuant to Section 11(d) of this Agreement, of such Common Shares of such Principal Party. If, for any reason, the foregoing formulation cannot be applied to determine the cash amount into which the Rights are exchangeable, then the Board of Directors, based upon the advice of one or more nationally recognized investment banking firms, and based upon the total value of the Company, shall determine such amount reasonably and with good faith to the holders of Rights. Any such determination shall be described in a statement filed with the Rights Agent and shall be conclusive and binding for all purposes.

(d) The Company shall not consummate any Section 13 Event unless the Principal Party shall have a sufficient number of authorized Common Shares that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement confirming that such Principal Party shall, upon consummation of such Section 13 Event, assume this Agreement in accordance with Sections 13(a) and (b) of this Agreement, that all rights of first refusal or preemptive rights in respect of the issuance of Common Shares of such Principal Party upon exercise of outstanding Rights have been waived, that there are no rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights and that such transaction shall not result in a default by such Principal Party under this Agreement, and further providing that, as soon as practicable after the date of such Section 13 Event, such Principal Party will:

(i) prepare and file a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date, and similarly comply with applicable state securities laws;

(ii) use its best efforts to list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for quotation on Nasdaq; and

(iii) deliver to holders of the Rights historical financial statements for such Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

In the event that at any time after the occurrence of a Triggering Event some or all of the Rights shall not have been exercised at the time of a transaction described in this Section 13, the Rights which have not theretofore been exercised shall thereafter be exercisable in the manner described in Section 13(a) (without taking into account any prior adjustment required by Section 11(a)(ii)).

(e) The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable, as determined pursuant to the second sentence of Section 11(d) of this Agreement.

(b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share). In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a Common Share. For purposes of this Section 14(b), the current market value of a Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d) of this Agreement) for the Trading Day immediately prior to the date of such exercise.

(c) The holder of a Right by the acceptance of the Right expressly waives his or her right to receive any fractional Rights or any fractional shares upon exercise of a Right.

(d) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payment. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 of this Agreement, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Shares), may, in his or her own behalf and for his or her own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his or her right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach by the Company of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations by the Company of, the obligations of any Person subject to this Agreement.

16. Agreement of Rights Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed;

(c) subject to Sections 6(a) and 7(f) of this Agreement, the Company and the Rights Agent may deem and treat the person in whose name the Rights Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

17. Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 of this Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions of this Agreement.

18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction) for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Agreement, including, without limitation, the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The provisions of this Section 18 and Section 20 below shall survive the termination of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.

(b) The Rights Agent shall be authorized and protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder, in reliance upon any Rights Certificate or certificate for the Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 of this Agreement. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability with failing to take action in connection therewith unless and until it has received such notice in writing.

19. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 of this Agreement. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

20. Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee of the Rights Agent), and the opinion or advice of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect to any action taken, suffered or omitted by it in accordance with such opinion or advice.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of “current per share market price”) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery of this Agreement (except the due execution of this Agreement by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to this Agreement) or any change or adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 13, 23 or 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of a certificate furnished pursuant to Section 12 describing such change or adjustment upon which the Rights Agent may rely); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Rights Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for or in respect of any action taken, suffered or omitted by it in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights Agent under this Rights Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five (5) Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted.

(h) The Rights Agent and any member, stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though the Rights Agent were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any such member, stockholder, affiliate, director, officer or employee from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the continued employment thereof (each as determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been properly completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company and to each transfer agent of the Preferred Shares and the Common Shares known to the Rights Agent by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Shares and the Common Shares by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his or her Rights Certificate for inspection by the Company), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall either (a) be a Person organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust or stockholder services powers and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (b) an affiliate of such a Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Shares and the Common Shares, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement or upon the exercise, conversion or exchange of securities hereinafter issued by the Company and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued and this sentence shall be null and void ab initio if, and to the extent that, such issuance or this sentence would create a significant risk of or result in material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued or would create a significant risk of or result in such options’ or employee plans’ or arrangements’ failing to qualify for otherwise available special tax treatment and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

23. Redemption.

(a) The Company may, at its option and with the approval of the Board of Directors, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement (such redemption price being herein referred to as the “Redemption Price”) and the Company may, at its option, pay the Redemption Price either in Common Shares (based on the current per share market price thereof (as determined pursuant to Section 11(d) of this Agreement) at the time of redemption) or cash. Such redemption by the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

(b) Immediately upon the action of the Board of Directors ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption (with prompt written notice to the Rights Agent), provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such redemption. Within ten (10) days after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 of this Agreement, and other than in connection with the purchase of Common Shares prior to the Distribution Date.

24. Exchange.

(a) Subject to applicable laws, rules and regulations, and subject to subsection (c) below, the Company may, at its option, by majority vote of the Board of Directors, at any time after the occurrence of a Triggering Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) of this Agreement) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement (such exchange ratio being hereinafter referred to as the “Ratio of Exchange”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

(b) Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Ratio of Exchange. The Company shall give public notice of any such exchange (with prompt written notice to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) of this Agreement) held by each holder of Rights.

(c) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with Section 24(a), the Company shall either take such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights or alternatively, at the option of a majority of the Board of Directors, with respect to each Right (i) pay cash in an amount equal to the Current Value (as hereinafter defined), in lieu of issuing Common Shares in exchange therefor, or (ii) issue debt or equity securities or a combination thereof, having a value equal to the Current Value, in lieu of issuing Common Shares in exchange for each such Right, where the value of such securities shall be determined by a nationally recognized investment banking firm selected by the Board of Directors by majority vote of the Board of Directors, or (iii) deliver any combination of cash, property, Common Shares and/or other securities having a value equal to the Current Value in exchange for each Right. For purposes of this Section 24(c) only, the Current Value shall mean the product of the current per share market price of Common Shares (determined pursuant to Section 11(d) on the date of the occurrence of the event described above in subparagraph (a)) multiplied by the number of Common Shares for which the Right otherwise would be exchangeable if there were sufficient shares available. To the extent that the Company determines that some action need be taken pursuant to clauses (i), (ii) or (iii) of this Section 24(c), the Board of Directors may temporarily suspend the exercisability of the Rights for a period of up to sixty (60) days following the date on which the event described in Section 24(a) shall have occurred, in order to seek any authorization of additional Common Shares and/or to decide the appropriate form of distribution to be made pursuant to the above provision and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement (with prompt written notice to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended.

(d) The Company shall not be required to issue fractions of Common Shares or to distribute certificates that evidence fractional Common Shares. In lieu of such fractional Common Shares, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Common Shares would otherwise be issuable, an amount in cash equal to the same fraction of the current per share market value of a whole Common Share (as determined pursuant to the second sentence of Section 11(d) of this Agreement).

(e) The Company may, at its option, by majority vote of the Board of Directors, at any time before any Person has become an Acquiring Person, exchange all or part of the then outstanding Rights for rights of substantially equivalent value, as determined reasonably and with good faith by the Board of Directors, based upon the advice of one or more nationally recognized investment banking firms.

(f) Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to subsection (e) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of rights in exchange therefor as has been determined by the Board of Directors in accordance with subsection (e) above. The Company shall give public notice of any such exchange (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the transfer agent for the Common Shares of the Company. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Rights will be effected.

25. Notice of Certain Events.

(a) In case the Company shall propose to effect or permit to occur any Section 13 Event, the Company shall give notice thereof to the Rights Agent and each holder of Rights in accordance with Section 26 of this Agreement at least twenty (20) days prior to occurrence of such Section 13 Event.

(b) In case any Triggering Event or Section 13 Event shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Rights Certificate, in accordance with Section 26 of this Agreement, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Sections 11(a)(ii) and 13 of this Agreement.

26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

LookSmart, Ltd.

625 Second Street

San Francisco, CA 94107

Attention: President

Subject to the provisions of Section 21 of this Agreement, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Mellon Investor Services LLC

Newport Office Center VII

480 Washington Boulevard

Jersey City, New Jersey 07310

Attention: Relationship Manager

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

27. Supplements and Amendments. Subject to the last sentence of this Section 27, prior to the Distribution Date, the Company may supplement or amend this Agreement in any respect without the approval of any holders of Rights and the Rights Agent shall, if the Company so directs, execute such supplement or amendment. From and after the Distribution Date, the Company may and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Agreement without the approval of any holders of Rights in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder or (iv) change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable and that shall not adversely affect the interests of the holders of Rights (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Shares. Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. The Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement and it shall not be bound by any such supplement or amendment not executed by it.

28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

29. Determinations and Actions by the Board of Directors, etc. For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors, or the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights Certificates and all other parties and (y) not subject the Board of Directors to any liability to the holders of the Rights. The Rights Agent shall always be entitled to assume that the Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.

30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares).

31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 of this Agreement shall be reinstated and shall not expire until the close of business on the tenth day following the date of such determination by the Board of Directors.

32. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, obligations and duties of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York.

33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

35. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

The parties have caused this Agreement to be duly executed as of the date first written above.

LOOKSMART, LTD.

By:	/s/ Edward West
Name:	Edward F. West
Title:	CEO

MELLON INVESTOR SERVICES LLC, as Rights Agent

By:	/s/ Asa Drew
Name:	Asa Drew
Title:	Relationship Manager

EXHIBIT A

FORM OF CERTIFICATE OF DESIGNATIONS

OF RIGHTS, PREFERENCES AND PRIVILEGES OF

SERIES A PARTICIPATING PREFERRED STOCK

OF

LOOKSMART, LTD.

Pursuant to Section 151(g) and Section 103 of the General Corporation Law of the State of Delaware, I, Edward F. West, Chief Executive Officer of LookSmart, Ltd. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware hereby certify:

That pursuant to the authority conferred upon the Board of Directors by the Amended and Restated Certificate of Incorporation of the Corporation, the Board of Directors, on November 7, 2007 adopted the following resolution creating a series of shares of Preferred Stock designated as Series A Participating Preferred Stock:

“RESOLVED: that pursuant to the authority vested in the Board of Directors of the Corporation by the Amended and Restated Certificate of Incorporation, the Board of Directors does hereby provide for the issue of a series of Preferred Shares, $0.01 par value, of the Corporation, to be designated “Series A Participating Preferred Stock”, initially consisting of One Hundred Thousand (100,000) shares and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the Series A Participating Preferred Stock are not stated and expressed in the Amended and Restated Certificate of Incorporation, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Amended and Restated Certificate of Incorporation shall be deemed to have the meanings provided therein):

1. Designation and Amount. The shares of such series shall be designated as “Series A Participating Preferred Stock”, par value $0.01 per share, and the number of shares constituting such series shall be One Hundred Thousand (100,000).

2. Dividends and Distributions.

(A) Subject to the prior and superior right of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Participating Preferred Stock with respect to dividends, the holders of shares of Series A Participating Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to, subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock of the Corporation (the “Common Stock”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Participating Preferred Stock. In the event the Corporation shall at any time after November 20, 2007 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in

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shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

3. Voting Rights. The holders of shares of Series A Participating Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein or by law, the holders of shares of Series A Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) Except as required by law, holders of Series A Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4. Certain Restrictions.

(A) The Corporation shall not declare any dividend on, make any distribution on, or redeem or purchase or otherwise acquire for consideration any shares of Common Stock after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock unless concurrently therewith it shall declare a dividend on the Series A Participating Preferred Stock as required by Section 2 hereof.

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(B) Whenever quarterly dividends or other dividends or distributions payable on the Series A Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock;

(ii) declare or pay dividends on, make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with Series A Participating Preferred Stock, except dividends paid ratably on the Series A Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Participating Preferred Stock;

(iv) purchase or otherwise acquire for consideration any shares of Series A Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(C) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5. Reacquired Shares. Any shares of Series A Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

6. Liquidation, Dissolution or Winding Up.

(A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Participating Preferred Stock shall have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $1,000 per share, provided that in the event the Corporation does not have sufficient assets, after payment of its liabilities and distribution to holders of Preferred Stock ranking prior to the Series A Participating Preferred Stock, available to permit payment in full of the $1,000 per share amount, the amount required to be paid under this Section 6(A)(1) shall, subject to Section 6(B) hereof, equal the value of the amount of available assets divided by the number of outstanding shares of Series A Participating Preferred Stock or (2) subject to the provisions for adjustment hereinafter set forth, 1,000 times the aggregate per share amount to be distributed to the holders of Common Stock (the greater of (1) or (2), the “Series A Liquidation Preference”). In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common

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Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event under clause (2) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock that were outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.

7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of common Stock that were outstanding immediately prior to such event.

8. No Redemption. The shares of Series A Participating Preferred Stock shall not be redeemable.

9. Ranking. The Series A Participating Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

10. Amendment. The Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preference or special rights of the Series A Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Participating Preferred Stock, voting separately as a class.

11. Fractional Shares. Series A Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Participating Preferred Stock.”

Executed this             day of November, 2007.

EDWARD F. WEST
Chief Executive Officer

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EXHIBIT B

FORM OF RIGHTS CERTIFICATE

Certificate No. R-             Rights

NOT EXERCISABLE AFTER NOVEMBER 7, 2010, OR EARLIER IF TERMINATED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH RIGHTS AGREEMENT.]*

RIGHTS CERTIFICATE

This certifies that             , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Preferred Shares Rights Agreement, dated as of November 15, 2007 (the “Rights Agreement”), between LookSmart, Ltd., a Delaware corporation (the “Company”), and Mellon Investor Services LLC (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York time, on November 7, 2010, at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-thousandth (1/1,000) of a fully paid non-assessable share of Series A Participating Preferred Stock (the “Preferred Shares”), of the Company, at a purchase price of $12.50 per one-thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one-thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, are the number and Purchase Price as of November 7, 2007, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number and kind of Preferred Shares or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office of the Rights Agent.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate (i) may be redeemed by the Company, at its option, at a redemption price of $0.01 per Right or (ii) may be exchanged by the Company in whole or in part for Common Shares, substantially equivalent rights or other consideration as determined by the Company.

*	The portion of the legend in bracket shall be inserted only if applicable and shall replace the preceeding sentence.

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This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate amount of securities as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

No fractional portion less than integral multiples of one one-thousandth of a Preferred Share will be issued upon the exercise of any Right or Rights evidenced hereby but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                     ,             .

ATTEST:	LookSmart, Ltd.

By:
Secretary		Chief Executive Officer

Countersigned:

Mellon Investor Services LLC

as Rights Agent

By:
Authorized Signatory

Date of countersignature:

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FORM OF REVERSE SIDE OF RIGHTS CERTIFICATE

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate)

FOR VALUE RECEIVED                                                                                                                                                 hereby sells,

assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                                                                                                                                        Attorney, to transfer the

Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:                                 ,

Signature

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or any other member of a medallion signature guarantee program approved by the Securities Transfer Association.

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CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Rights Certificate [             ] is [             ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it [             ] did [             ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated:                         ,

                                                                             Signature

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or any other member of a medallion signature guarantee program approved by the Securities Transfer Association.

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Form of Reverse Side of Rights Certificate—CONTINUED

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise the Rights Certificate)

To:

The undersigned hereby irrevocably elects to exercise Rights represented by this Rights Certificate to purchase the number of one-thousandths of a Preferred Share issuable upon the exercise of such Rights and requests that certificates for such number of one-thousandths of a Preferred Share be issued in the name of:

Please insert social security or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

Dated:                                 ,

Signature

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or any other member of a medallion signature guarantee program approved by the Securities Transfer Association.

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CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [             ] are [             ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it [             ] did [             ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated:                                 ,

Signature

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or any other member of a medallion signature guarantee program approved by the Securities Transfer Association.

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Form of Reverse Side of Rights Certificate—continued

NOTICE

The signature in the foregoing Forms of Assignment and Election must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

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EXHIBIT C

LOOKSMART, LTD.

STOCKHOLDER RIGHTS PLAN

Summary of Rights

Distribution and Transfer of Rights; Rights Certificate:

The Board of Directors has declared a dividend of one Right for each outstanding share of Common Stock of LookSmart, Ltd. (the “Company”). Prior to the Distribution Date referred to below, the Rights will be evidenced by and trade with the certificates for the Common Stock. After the Distribution Date, the Company will mail Rights certificates to the Company’s stockholders and the Rights will become transferable apart from the Common Stock.

Distribution Date:

Rights will separate from the Common Stock and become exercisable following the tenth day (or such later date as may be determined by a majority of the Company’s Board of Directors) after a person or group (a) acquires beneficial ownership of 20% or more of the Company’s Common Stock or (b) announces a tender or exchange offer, the consummation of which would result in ownership by a person or group of 20% or more of the Company’s Common Stock (the “Distribution Date”).

Preferred Stock Purchasable Upon Exercise of Rights:

After the Distribution Date, each Right will entitle the holder to purchase, for $12.50, a fraction of a share of the Company’s Preferred Stock with economic terms similar to that of one share of the Company’s Common Stock.

Flip-In:

If an acquiror (an “Acquiring Person”) obtains 20% or more of the Company’s Common Stock (other than pursuant to a tender offer deemed fair by the Board of Directors (a “Permitted Offer”)), then each Right (other than Rights owned by an Acquiring Person or its affiliates) will entitle the holder thereof to purchase, for the exercise price, a number of shares of the Company’s Common Stock having a then current market value of twice the exercise price.

Flip-Over:

If, after the Shares Acquisition Date (defined below), (a) the Company merges into another entity, (b) an acquiring entity merges into the Company or (c) the Company sells more than 50% of the Company’s assets or earning power, then each Right (other than Rights owned by an Acquiring Person or its affiliates) will entitle the holder thereof to purchase, for the exercise price, a number of shares of Common Stock of the person engaging in the transaction having a then current market value of twice the exercise price (unless the transaction satisfies certain conditions and is consummated with a person who acquired shares pursuant to a Permitted Offer, in which case the Rights will expire).

Exchange Provision:

At any time after an Acquiring Person obtains 20% or more of the Company’s Common Stock (other than pursuant to a Permitted Offer) and prior to the acquisition by the Acquiring Person of 50% or more of the outstanding Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by the Acquiring Person or its affiliates), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

Redemption of the Rights:	Rights will be redeemable at the Company’s option and with the approval of the Board of Directors for $0.01 per Right at any time prior to such time as any person becomes an Acquiring Person.

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Expiration of the Rights:

The Rights expire on the earliest of (a) the close of business on November 7, 2010, (b) the exchange or redemption of the Rights as described above, or (c) the consummation of a merger or consolidation or sale of assets resulting in expiration of the Rights as described above.

Amendment of Terms of Rights:

The terms of the Rights and the Rights Agreement may be amended in any respect without the consent of the Rights holders on or prior to the Distribution Date; thereafter, the terms of the Rights and the Rights Agreement may be amended without the consent of the Rights holders in order to cure any ambiguities or to make changes which do not adversely affect the interests of Rights holders (other than the Acquiring Person).

Voting Rights:	Rights will not have any voting rights.

Anti-Dilution Provisions:	Rights will have the benefit of certain customary anti-dilution provisions.

Taxes:	The Rights distribution should not be taxable for federal income tax purposes. However, following an event which renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.

The foregoing is a summary of certain principal terms of the Stockholder Rights Plan only and is qualified in its entirety by reference to the detailed terms of the Rights Agreement dated as of November 15, 2007, between the Company and the Rights Agent.

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ANNUAL MEETING OF STOCKHOLDERS, JUNE 16, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF LOOKSMART, LTD.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement, each dated May 12, 2008, and appoints Edward (Ted) West, Stacey Giamalis and Margaret Robbins, and each of them, as proxy and attorney-in-fact of the undersigned, with full power of substitution, to vote all shares of common stock of LookSmart, Ltd. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entities, at the Annual Meeting of Stockholders of the Company and, in his or her discretion, to vote upon such other business as may properly come before such meeting, to be held at Meadowood Napa Valley, 900 Meadowood Lane, St. Helena, California 94574, on June 16, 2008 at 9:00 a.m. Pacific Time, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below and on the reverse side.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED BELOW, IN FAVOR OF THE RATIFICATION OF THE COMPANY’S PREFERRED SHARES RIGHTS AGREEMENT DATED NOVEMBER 15, 2007 AND IN FAVOR OF RATIFICATION OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR.

(Continued and to be marked, dated and signed, on the reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

é FOLD AND DETACH HERE é

							Please Mark Here for Address Change or Comments	☐

							SEE REVERSE SIDE

						FOR	AGAINST	ABSTAIN

1.	To elect two directors to the Company’s Board of Directors, each for a three-year term expiring at the Annual Meeting of Stockholders in 2011:			2.	To ratify the Company’s Preferred Shares Rights Agreement dated November 15, 2007	☐	☐	☐

		FOR	WITHHOLD			FOR	AGAINST	ABSTAIN
		the nominees listed (except as marked to the contrary below)	AUTHORITY to vote for the nominees listed	3.	To ratify the appointment of Moss Adams LLP as the independent registered accounting firm of the Company for the fiscal year ending December 31, 2008	☐	☐	☐
01 02	Edward (Ted) West Timothy Wright
						FOR	AGAINST	ABSTAIN

WITHHELD FOR: (Write that nominee’s name in the space provided below).		☐	☐	4.	To transact any other business that may properly come before the annual meeting and any adjournment or postponement thereof.	☐	☐	☐

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

(Print name(s) on certificate)                                                           Please sign your name(s) Authorized

Signature(s)                                                           Date:

Please print the name(s) appearing on each share certificate(s) over which you have voting authority.

é FOLD AND DETACH HERE é